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PURCHASE AND SALE AGREEMENT among DEAL CAPITAL LTD. - and - SONORA COPPER LLC - and - COMPANIA MINERA CHUQUI, S.A. de C.V.

ARTICLE 1 DEFINITIONS AND INTERPRETATION		1

1.1	Defined Terms	1
1.2	Best of Knowledge	5
1.3	Schedules	5
1.4	Currency	5
1.5	Choice of Law and Attornment	5
1.6	Arbitration	5
1.7	Interpretation Not Affected by Headings or Party Drafting	5
1.8	Number and Gender	6
1.9	Time of Essence	6

ARTICLE 2 PURCHASE AND SALE		6

2.1	Purchase and Sale	6
2.2	Consideration	6
2.3	Resale Restrictions Applicable to Consideration Shares	7
2.4	Escrow Agreement	9

ARTICLE 3 REPRESENTATIONS AND WARRANTIES		9

3.1	Representations and Warranties by Sonora Copper and the Subsidiary	9
(1)	Corporate Authority and Binding Obligation	9
(2)	No Other Purchase Agreements	9
(3)	Securities Representations	10
(4)	Good Title and Contractual and Regulatory Approvals	10
(5)	Status, Charter Documents and Licenses	11
(6)	Compliance with Charter Documents, Agreements and Laws	11
(7)	Corporate Records	12
(8)	Authorized and Issued Capital	12
(9)	Shareholders Agreements, Etc	12
(10)	Financial Statements	12
(11)	Financial Records	12
(12)	Liabilities of the Subsidiary and In Respect of Transactions	12
(13)	Indebtedness	13
(14)	Absence of Certain Material Changes or Events	13
(15)	Commitments for Capital Expenditures	13
(16)	Dividends and Distributions	14
(17)	Litigation	14
(18)	Environmental Matters	14
(19)	Title to Assets	15
(20)	Deposit Accounts and Safe Deposit Boxes of the Subsidiary	15
(21)	Real Property Owned by the Subsidiary	16
(22)	Leased Premises	16
(23)	Deficiencies	16
(24)	Leases of Personal Property	16
(25)	Subsidiary and Other Interests	16
(26)	Partnerships or Joint Ventures	16
(27)	Restrictions on Doing Business	16
(28)	Guarantees, Warranties and Discounts	17
(29)	Outstanding Agreements	17
(30)	Good Standing of Option Agreement and Other Agreements	17
(31)	Employees	17
(32)	Insurance	17
(33)	Non-Arm’s Length Matters	17
(34)	Compliance with Laws	18
(35)	Copies of Documents	18
(36)	Disclosure	18
(37)	Effect of Transaction	18
(38)	Confidentiality Obligations	18
3.2	Representations and Warranties by Deal Capital	18
(1)	Corporate Authority and Binding Obligation	19
(2)	Contractual and Regulatory Approvals	19
(3)	Compliance with Constating Documents, Agreements and Laws	19
(4)	Reporting Issuer	19
(5)	Public Disclosure	19
(6)	Subsequent Events; Investment Information	20
(7)	Share Capital	20
(8)	Outstanding Agreements	20

ARTICLE 4 SURVIVAL OF REPRESENTATIONS AND WARRANTIES		20

4.1	Survival of Warranties by the Subsidiary	20
4.2	Survival of Warranties by Deal Capital	20

ARTICLE 5 COVENANTS		21

5.1	Covenants by Sonora Copper	21
(1)	Investigation of Business and Examination of Documents	21
(2)	Conduct of Business	21
(3)	Transfer of the Subsidiary Shares	23
(4)	Escrow Agreement	23
(5)	Transfer of Consideration Shares After Closing	23
(6)	Updating of Schedules	23
(7)	Exclusive Dealings	23
(8)	Title Opinion	23
(9)	Tax Return of the year ended December 31, 2006	24
(10)	Mining Property Taxes	24
(11)	New Staking	24
(12)	Return of Deposit on Termination Date	24
5.2	Covenants by Deal Capital	24
(1)	Investigation of Business and Examination of Documents	24
(2)	Conduct of Business	25
(3)	Escrow Agreement	25
(4)	Pro-Rated Payment of Concession Taxes	26
(5)	Completion of NI 43-101 Report	26
(6)	Financial Statements	26
(7)	Services Contract	26

ARTICLE 6 CONDITIONS		27

6.1	Conditions to the Obligations of Deal Capital	27
(1)	Satisfactory Due Diligence; Accuracy of Representation and Warranties and Performance of Covenants	27
(2)	Material Adverse Changes	27
(3)	No Restraining Proceedings	27
(4)	Consents	27
(5)	Opinions of Sonora Copper’s Counsel	28
(6)	Availability of Exemptions	28
(7)	Financial Condition of the Subsidiary	28
(8)	Financing	28
6.2	Waiver or Termination by Deal Capital	28
6.3	Conditions to the Obligations of the Subsidiary and Sonora Copper	28
(1)	Satisfactory Due Diligence; Accuracy of Representations and Warranties and Performance of Covenants	29
(2)	No Restraining Proceedings	29
(3)	Consents	29
(4)	Financing	29
6.4	Waiver or Termination by Sonora Copper	29

ARTICLE 7 CLOSING		30

7.1	Closing Date	30
7.2	Deliveries on Closing	30
7.3	Closing Arrangements	31
7.4	Post-Closing	32

ARTICLE 8 INDEMNIFICATION AND SET-OFF		32

8.1	Indemnity by Sonora Copper and the Subsidiary	32
8.2	Provisions Relating to Indemnity Claims	32

ARTICLE 9 GENERAL PROVISIONS		34

9.1	Further Assurances	34
9.2	Notices	34
9.3	Counterparts	36
9.4	Expenses of Parties	36
9.5	Public Announcements	36
9.6	Assignment	36
9.7	Successors and Assigns	36
9.8	Entire Agreement	36
9.9	Waiver	37
9.10	Amendments	37
9.11	Default and Termination	37

SCHEDULES
Schedule 2.3(3) Certification of Investment Intent
Schedule 2.3(2)(c) Form of Declaration for Removal of Legend
Schedule 3.1(4) Consents & Approvals – Post Closing
Schedule 3.1(5)(b) Constating Documents of SCLLC & Minera Chuqui
Schedule 3.1(5)(c) Mexican Licenses
Schedule 3.1(14) Absence of Certain Material Changes or Events
Schedule 3.1(15) Capital Expenditure Commitments of the Subsidiary
Schedule 3.1(17) Litigation
Schedule 3.1(18) Environmental Matters
Schedule 3.1(19) Title to Assets
Schedule 3.1(20) Bank Accounts
Schedule 3.1(23) Deficiencies
Schedule 3.1(25) Subsidiary and other Interests
Schedule 3.2(8) Agreements to which Deal Capital Ltd. is a party

PURCHASE AND SALE AGREEMENT

THIS AGREEMENT made as of May ___, 2007

AMONG:

DEAL CAPITAL LTD., a corporation existing under the laws of the Province of British Columbia

(“Deal Capital”)

AND:

SONORA COPPER LLC, a corporation existing under the laws of Nevada

(“Sonora Copper”)

AND:

COMPANIA MINERA CHUQUI, S.A. de C.V., a corporation existing under the laws of Mexico

(the “Subsidiary”)

WHEREAS:

A.

Sonora Copper is the registered owner of 499 of the 500 issued and outstanding shares in the capital of the Subsidiary (the “Subsidiary Shares”) and the beneficial owner of all of them;

B.

Deal Capital wishes to purchase, and Sonora Copper wishes to sell, the Subsidiary Shares on the terms and conditions set forth in this Agreement; and

C.

The parties desire to make certain representations, warranties, covenants and agreements in connection with the proposed purchase and sale.

THEREFORE, the parties agree as follows:

ARTICLE 1
INTERPRETATION

1.1

Defined Terms

In this Agreement and in the Schedules hereto, unless there is something in the subject matter or context inconsistent therewith, the following terms and expressions will have the following meanings:

(a)

“Affiliate” has the meaning defined in the B.C. Act;

(b)

“arm’s length” will have the meaning ascribed to such term under the Income Tax Act (Canada);

(c)

“Associate” has the meaning ascribed in the policies of the Exchange;

(d)

“B.C. Act” means the Business Corporations Act (British Columbia);

(e)

“Business” means the business carried on by the Subsidiary which primarily involves exploration and development of the Chuqui Property and the mineral claims subject to the Option Agreement;

(f)

“Business Day” means any day other than a day which is a Saturday, a Sunday or a statutory holiday in Vancouver, British Columbia;

(g)

“Chuqui Property” means two mineral claims totalling 1,420.33 hectares and two mineral claims staked by the Subsidiary totalling 26,291 hectares, located in and forming part of the Santa Gertrudis Gold Project;

(h)

“Closing” has the meaning ascribed in Section 7.1;

(i)

“Closing Date” has the meaning ascribed in Section 7.1;

(j)

“Closing Time” means 10:00 a.m. in Vancouver, British Columbia on the Closing Date or such other time on the Closing Date as the parties hereto may agree upon;

(k)

“Commissions” means the Alberta Securities Commission and the British Columbia Securities Commission;

(l)

“Condition” of the Subsidiary means the condition of the assets, liabilities, operations, activities, earnings, affairs or financial position of the Subsidiary;

(m)

“Consideration Shares” means 3,750,000 common shares in the capital of Deal Capital to be issued to Sonora Copper pursuant to Section 2, subject to Sections 5.1(9) and 5.1(10) hereto;

(n)

“Deal Capital” means Deal Capital Ltd.;

(o)

“Deal Capital’s Counsel” means McCullough O’Connor Irwin LLP of Vancouver, British Columbia;

(p)

“Declaration” means the form of declaration for removal of the US legend, which Declaration is in the form attached hereto as Schedule 2.3(3)(c) as described in section 2.3(3)(c) hereof;

(q)

“Encumbrances” means mortgages, charges, pledges, security interests, liens, encumbrances, actions, claims, leases, demands and equities of any nature whatsoever or howsoever arising and any rights or privileges capable of becoming any of the foregoing;

(r)

“Environmental Matters” has the meaning given in Section 3.1(18)(a) to (e) hereto;

(s)

“Escrow Agent” means Pacific Corporate Trust Company, the party which will act as escrow agent in connection with the Consideration Shares under the Escrow Agreement;

(t)

“Escrow Agreement” means the escrow agreement in Form 5D (Value Securities) of the Exchange to be entered into with Sonora Copper pursuant to which some or all of the Consideration Shares to be issued under Section 2.2 may be subject to a three year escrow arrangement with releases of 10% at Closing, 15% after six months from Closing and 15% every six months thereafter, which release may be accelerated to an 18 months escrow release pursuant to Part 3 of the Escrow Agreement;

(u)

“Exchange” means the TSX Venture Exchange;

(v)

“Financial Statements” means the audited financial statements of the Subsidiary for the period from incorporation on February 13, 2006 to December 31, 2006;

(w)

“Financing” means the private placement financing of $6 million at $0.50 per Deal Capital common share which financing is to close concurrently with the other parts of the Proposed Qualifying Transaction;

(x)

“generally accepted accounting principles” means Canadian generally accepted accounting principles which are applicable as at the date on which any calculation made hereunder is to be effective or as at the date of any financial statements referred to herein, as the case may be;

(y)

“Hazardous Substance” has the meaning given in Section 3.1(18)(a)(ii) of this Agreement;

(z)

“Insider” has the meaning ascribed in the policies of the Exchange;

(aa)

“Letter of Intent” means the letter of intent entered into between Deal Capital and Sonora Copper dated February 13, 2007, setting out the basic terms and conditions of the Share Sale;

(bb)

“Licenses” means all of the licenses, registrations, qualifications and various governmental and regulatory approvals required to be obtained by the Subsidiary in order to carry on the Business in Mexico as currently conducted and as proposed to be conducted following the Share Sale;

(cc)

“Lopez-Limon” means Messrs. Francisco Javier Lopez Olivas and Ignacio Limon Ganzales;

(dd)

“Members” means the registered shareholders of Sonora Copper as of the date of this Agreement;

(ee)

“NI 43-101” means National Instrument 43-101 “Standards of Disclosure for Mineral Projects”;

(ff)

“NI 43-101 Report” means a NI 43-101 compliant resource report for the Santa Gertudis Gold Project;

(gg)

“Option Agreement” means the agreement entered into between the Subsidiary and Lopez-Limon pursuant to which the Subsidiary has an option to purchase 10 mineral claims owned by Lopez-Limon located in and forming a part of the Santa Gertrudis Gold Project;

(hh)

“Performance Bonus Agreement” means the agreement to be entered into on or before the Closing date referred to in section 5(2)(9);

(ii)

“person” means and includes any individual, corporation, partnership, firm, joint venture, syndicate, association, trust, government, governmental agency or board or commission or authority, and any other form of entity or organization;

(jj)

“Principal(s)” means (i) those Members who after the distribution of the Consideration Shares by Sonora Gold to its Members, qualify as a “Principal” of Deal Capital as defined by Exchange Policy 5.4 after completion of the Proposed Qualifying Transaction; and (ii) each of the following Members: John Reynolds, Greg McKelvey, Gary Freeman, George Isaacs, Jeff Phillips and Mark Isaacs;

(kk)

“Proposed Qualifying Transaction” means the interdependent and concurrent purchase by Deal Capital of all of the issued and outstanding shares of First Silver Reserve, S.A. de C.V. and Recursos Escondidos, S.A. de C.V., and the Share Sale together with the Financing;

(ll)

“Purchase Price” has the meaning given in Section 2.2;

(mm)

“Santa Gertrudis Gold Project” means 35 mineral claims totalling 33,456.21 hectares, all located in the Santa Teresa District, Cucurpe Municipality, Sonora State, Mexico and comprised of: (i) the Chuqui Property; (ii) the mineral claims subject to the Option Agreement; and (iii) the mineral claims to be transferred to Deal Capital pursuant to the purchase and sale agreement among Deal Capital, Sonora Gold Corporation, First Silver Reserve, S.A. de C.V. and Recursos Escondidos, S.A. de C.V.;

(nn)

“Securities Acts” means the Securities Act (British Columbia) and the Securities Act (Alberta), as amended from time to time, and the rules and regulations promulgated respectively thereunder;

(oo)

“Services Agreement” has the meaning given in Section 5.2(7) hereto;

(pp)

“Share Sale” means the sale of the Subsidiary Shares by Sonora Copper to Deal Capital on the terms and conditions of this Agreement;

(qq)

“Sonora Copper ” means Sonora Copper LLC;

(rr)

“Sonora Copper’s Counsel” means Woodburn & Wedge, LLP of Reno, Nevada;

(ss)

“Statements Date” means December 31, 2006;

(tt)

“Subsidiary Material Adverse Effect” has the meaning given in Section 3.1(5)(c) hereto;

(uu)

“Subsidiary Shares” means, collectively, 500 common shares in the capital of the Subsidiary, representing all of the issued and outstanding shares in the capital of the Subsidiary;

(vv)

“Tax” or “Taxes” (including, with correlative meaning, “Taxable”) means all federal, provincial, state, local and foreign taxes, assessments, levies, duties, impositions, withholdings and other governmental charges (including taxes based upon or measured by gross receipts, income, profits, sales, use or occupation, and value added, ad valorem, transfer, franchise, withholding, payroll, social security, employment, excise and property taxes), together with all interest, penalties and additions imposed with respect to such amounts and any obligations under any agreements or arrangements with any other person with respect to such amounts;

(ww)

“Tax Returns” means all Tax returns, reports and forms (including withholding tax returns) for a Taxable period required to be filed by applicable federal, state, local or foreign Tax laws; and

(xx)

“Termination Date” has the meaning ascribed in Section 7.1.;

(yy)

“United States” means “United States” as defined in Rule 902(l) of Regulation S of the U.S. Securities Act; and

(zz)

“U.S. Securities Act” means the United States Securities Act of 1933, as amended.

1.2

Best of Knowledge

Any reference herein to “the best of the knowledge” of a party will be deemed to mean the actual knowledge of the party and the knowledge which they would have had if they had conducted a diligent inquiry into the relevant subject matter.

1.3

Schedules

The Schedules listed in the table of contents to this Agreement and which are attached to this Agreement are incorporated into this Agreement by reference and are deemed to be part hereof.

1.4

Currency

Unless otherwise indicated, all dollar amounts referred to in this Agreement are in lawful money of Canada.

1.5

Choice of Law and Attornment

This Agreement is governed by and construed in accordance with the laws of the Province of British Columbia.  Subject to Section 1.6 hereto, the parties agree that the courts of the Province of British Columbia will have jurisdiction to determine all disputes and claims arising between the parties.

1.6

Arbitration

If there is any dispute arising with respect to the interpretation of this Agreement or its enforcement which the parties hereto are unable to resolve, the parties agree and acknowledge that the determination of any and all such matters will be referred to arbitration before a single arbitrator.  Any such arbitration, including the selection of the arbitrator, will be governed by the Commercial Arbitration Act (British Columbia), as amended from time to time.  The decision of any such arbitrator will be final and binding on the parties hereto.

1.7

Interpretation Not Affected by Headings or Party Drafting

The division of this Agreement into articles, sections, paragraphs, subsections and clauses and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.  The terms “this Agreement”, “hereof”, “herein”, “hereunder” and similar expressions refer to this Agreement and the Schedules hereto and not to any particular article, section, paragraph, clause or other portion hereof and include any agreement or instrument supplementary or ancillary hereto.  Each party hereto acknowledges that it and its legal counsel have reviewed and participated in settling the terms of this Agreement, and the parties hereby agree that any rule of construction to the effect that any ambiguity is to be resolved against the drafting party shall not be applicable in the interpretation of this Agreement.

1.8

Number and Gender

In this Agreement, unless there is something in the subject matter or context inconsistent therewith:

(a)

words in the singular number include the plural and such words shall be construed as if the plural had been used;

(b)

words in the plural include the singular and such words shall be construed as if the singular had been used; and

(c)

words importing the use of any gender shall include all genders where the context or party referred to so requires, and the rest of the sentence shall be construed as if the necessary grammatical and terminological changes had been made.

1.9

Time of Essence

Time is of the essence hereof.

ARTICLE 2
PURCHASE AND SALE

2.1

Purchase and Sale

Based upon the representations, warranties and covenants of the parties herein contained and subject to all of the terms and conditions herein contained, Deal Capital hereby agrees to purchase, and Sonora Copper hereby agrees to sell, the Subsidiary Shares and all of Sonora Copper’s right, title and interest in and to the Subsidiary Shares, on the Closing Date for the Purchase Price.  The parties acknowledge that legal title to one Subsidiary Share is held by Mr. Alberto Navarro, Sonora Copper’s Mexican representative, in trust for Sonora Copper, and that Mr. Navarro has agreed to act as Deal Capital’s Mexican representative following the Share Sale.  Sonora Copper hereby agrees to cause Mr. Navarro to transfer bare legal title to one Subsidiary Share to a person designated by Deal Capital.

2.2

Consideration

In consideration of the purchase and sale of the Subsidiary Shares, Deal Capital hereby agrees to pay the following consideration (the “Purchase Price”) for the Subsidiary Shares and to fulfill its other covenants herein provided:

(1)

pay to Sonora Copper an amount of $50,000 in cash, representing a refundable deposit, which amount Deal Capital has paid to Sonora Copper and receipt of which is hereby acknowledged by Sonora Copper;

(2)

pay to Sonora Copper on Closing an amount of $150,000 in cash; and

(3)

issue on Closing the Consideration Shares to Sonora Copper, subject to the Escrow Agreement being entered into by the those Members who will be Principals after the distribution of the Consideration Shares to the Members, pro rata in accordance with each Member’s interest in Sonora Copper which distribution is to occur concurrently with or shortly after the Closing.  Before the distribution of the Consideration Shares is effected, Sonora Copper will provide Deal Capital with a completed certification from each Member in the form as attached hereto as Schedule 2.3(3) and each Member who is a Principal, will acknowledge that such Member’s Consideration Shares have been delivered to the Escrow Agent.

2.3

Resale Restrictions Applicable to Consideration Shares

(1)

Canadian Restrictions

Sonora Copper acknowledges and agrees that the Consideration Shares issued to it under this Agreement will be subject to a statutory four months plus a day hold period (from the Closing Date) resale restriction in Canada under the Securities Acts and will bear a restrictive legend to this effect. Sonora Copper acknowledges and agrees, and will advise the Members, that the Consideration Shares, once distributed to the Members, will continue to be subject to a four months plus a day hold period trading restrictions under the Securities Acts.

(2)

United States Restrictions

(a)

Sonora Copper, on its behalf and on behalf of the Members, further understands and agrees that the Consideration Shares issued to it under this Agreement have not been and will not be registered under the U.S. Securities Act, or applicable state securities laws, and the Consideration Shares are being offered and sold to Sonora Copper in reliance upon Rule 506 of Regulation D under the U.S. Securities Act and/or section 4(2) under the U.S. Securities Act;

(b)

Sonora Copper, on its behalf and on behalf of the Members, agrees that if it/she/he decides to offer, sell or otherwise transfer the Consideration Shares issued to it under this Agreement, it will not offer, sell or otherwise transfer any of such securities directly or indirectly, unless:

(i)

the transfer is to Deal Capital; or

(ii)

the transfer is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations; or

(iii)

the transfer is made in compliance with the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with applicable state securities laws;  or

(iv)

the transfer is a distribution of the Consideration Shares to the Members pursuant to Section 2.3(3), below, and Sonora Copper has provided Deal Capital with the required certifications, signed by all the Members and in the form provided in Schedule 2.3(3) hereto; or

(v)

the securities are transferred in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities; and

(vi)

prior to any sale or transfer contemplated by clauses (iii), (iv) or (v), above, Sonora Copper will furnish to Deal Capital an opinion of counsel or other evidence of exemption, in either case reasonably satisfactory to Deal Capital; and

(c)

Sonora Copper, on its behalf and on behalf of the Members, understands that upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the U.S. Securities Act or applicable U.S. state laws and regulations, the certificates representing the Consideration Shares will bear a legend in substantially the following form:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT").  THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE COMPANY.  DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA."

provided, that if the Consideration Shares are being sold under clause (B) above, at a time when Deal Capital is a “foreign issuer” as defined in Rule 902 under the U.S. Securities Act, the legend set forth above may be removed by providing a declaration evidencing the availability of the exemption, in the form attached as schedule 2.3(2)(c) (the “Declaration”) and such other documentation as Deal Capital or its Transfer Agent may reasonable require, to the effect that the sale of the securities is being made in compliance with Rule 904 of Regulation S under the U.S. Securities Act; and provided further that if any of the Consideration Shares are being sold pursuant to Rule 144 of the U.S. Securities Act, the legend may also be removed by delivery to the Purchaser’s transfer agent of an opinion satisfactory to Deal Capital to the effect that the legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

(3)

Post Closing Distribution to Members

Deal Capital agrees that Sonora Copper may undertake to distribute the Consideration Shares to the Members whether through liquidation or other distribution, provided that Deal Capital will require each Member to complete a certification in the form attached hereto as Schedule 2.3(3). Sonora Copper shall provide all such certifications to Deal Capital before undertaking the distribution to any Member and acknowledges that each Consideration Share, whether or not subject to the Escrow Agreement, will bear the US resale legend.

2.4

Escrow Agreement

Sonora Copper acknowledges and agrees that some or all of the Consideration Shares may be subject to the Escrow Agreement.  The parties acknowledge and agree that pursuant to the policies of the Exchange, such shares may be subject to a 36 months time release or an 18 months time release depending on whether Deal Capital is at the time of issuance of such shares or at any time during the period within which the shares are held in escrow, a Tier 1 Issuer or Tier 2 Issuer on the Exchange.  Deal Capital will use its best efforts to ensure that the Consideration Shares distributed to the Members who are not Principals will not, as a result of such distribution, be subject to the Escrow Agreement.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES

3.1

Representations and Warranties by Sonora Copper and the Subsidiary

Sonora Copper and the Subsidiary hereby jointly and severally represent and warrant to Deal Capital as follows, and acknowledge that Deal Capital is relying upon the accuracy of each of such representations and warranties in connection with the Share Sale and all transactions contemplated under this Agreement:

(1)

Corporate Authority and Binding Obligation

Each of Sonora Copper and the Subsidiary has good right, full power and absolute authority to enter into this Agreement and to perform all of its obligations under this Agreement.  Each of Sonora Copper and the Subsidiary has all requisite corporate power and authority to execute this Agreement and to consummate the transactions contemplated hereby.  Each of Sonora Copper and the Subsidiary has taken all necessary or desirable actions, steps and corporate and other proceedings to approve or authorize, validly and effectively, the entering into, and the execution, delivery and performance of, this Agreement.  This Agreement is a legal, valid and binding obligation of each of Sonora Copper and the Subsidiary, enforceable against each of them in accordance with its terms subject to (i) bankruptcy, insolvency, moratorium, reorganization and other laws relating to or affecting the enforcement of creditors’ rights generally and (ii) the fact that equitable remedies, including the remedies of specific performance and injunction, may only be granted in the discretion of a court.

(2)

No Other Purchase Agreements

No person has any agreement, option, understanding or commitment, or any right or privilege (whether by law, preemptive or contractual) capable of becoming an agreement, option or commitment, including convertible securities, warrants or convertible obligations of any nature, for:

(a)

the purchase, subscription, allotment or issuance of, or conversion into, any of the unissued shares of the Subsidiary or any other securities of the Subsidiary;

(b)

the purchase from Sonora Copper of any of the Subsidiary Shares; or

(c)

the purchase or other acquisition from the Subsidiary of any of their respective properties or assets.

(3)

Securities Representations

(a)

Sonora Copper has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the Consideration Shares which are issuable to it pursuant to this Agreement and is able to bear the economic risk of loss of its entire investment;

(b)

Sonora Copper is an “accredited investor” as defined in National Instrument 45-106 “Prospectus and Registration Exemptions”, and is initially receiving the Consideration Shares pursuant to this Agreement as principal, but with a view to the distribution to its Members described herein; and

(c)

Sonora Copper has such knowledge and experience in financial and business matters as to be capable of evaluating the merits, and risks of the investment and it is able to bear the economic risk of loss of the investment.  Sonora Copper has had the opportunity to ask questions of and receive answers from Deal Capital regarding the investment, and has received all the information regarding Deal Capital that it has requested;

(d)

Sonora Copper and each of its Members are “accredited investors” as defined in Rule 501(a) of Regulation D under the U.S. Securities Act (an “Accredited Investor and will provide Deal Capital with the certification attached as Schedule 2.(3)(3));

(e)

Sonora Copper understands that Deal Capital may instruct its registrar and transfer agent not to record any transfer of the Consideration Shares, without first being notified by Deal Capital that it is satisfied that such transfer is exempt from or not subject to the registration requirements of the U.S. Securities Act and applicable state securities laws. Deal Capital will immediately instruct its transfer agent to remove the US Legend upon receiving the Declaration;

(f)

Sonora Copper consents to Deal Capital making a notation on its records or giving instruction to the registrar and transfer agent of Deal Capital in order to implement the restrictions on transfer set forth and described herein; and

(g)

Sonora Copper acknowledges that Deal Capital has advised Sonora Copper that Deal Capital has no obligation or present intention of filing with the United States Securities and Exchange Commission or with any state securities administrator any registration statement in respect of resale of the Consideration Shares in the United States.

(4)

Good Title and Contractual and Regulatory Approvals

Except for one Subsidiary Share legal title of which is held by Mr. Alberto Navarro, the Sonora Copper’s Mexican representative in trust for Sonora Copper, Sonora Copper is registered and beneficial owner of the Subsidiary Shares, with good and marketable title thereto, free and clear of any and all Encumbrances.  Except as specified in Schedule 3.1(4) hereto, neither Sonora Copper nor the Subsidiary is under any obligation, contractual or otherwise, to request or obtain the consent of any person, and no permits, licenses, certifications, authorizations or approvals of, or notifications to, any federal, provincial, state, municipal or local government or governmental agency, board, commission or authority are required to be obtained by either of Sonora Copper or the Subsidiary, in connection with the execution, delivery or performance by Sonora Copper or the Subsidiary of this Agreement or the completion of any of the transactions contemplated herein. Complete and correct copies of any agreements under which Sonora Copper or the Subsidiary is obligated to request or obtain any such consent have been provided to Deal Capital, and, except as set forth in Schedule 3.1(4) hereto, all required consents and approvals have been or will be obtained by the Closing Time.

(5)

Status, Charter Documents and Licenses

(a)

Sonora Copper is a corporation duly incorporated and validly existing in all respects under the laws of Nevada.  The Subsidiary is a corporation duly incorporated and validly existing in all respects under the laws of Mexico.  Each of Sonora Copper and the Subsidiary has all necessary corporate power and authority to own, lease or otherwise hold its respective properties and assets, and to carry on its respective business as it is now being conducted and proposed to be conducted.

(b)

The constating documents of Sonora Copper and the Subsidiary, each as amended to the date hereof, are listed in Schedule 3.1(5)(b) attached hereto, and complete and correct copies of each of those documents have been delivered to Deal Capital.

(c)

The Subsidiary is duly licensed, registered and qualified as a corporation to do business, including the Business, is up-to-date in the filing of all required corporate returns and other notices and filings and is otherwise in good standing in all respects, in each jurisdiction, including Mexico, except where the failure to be so qualified and in good standing will not, when taken together with all other such failures, have a material adverse effect on the business, operations, properties, assets, condition (financial or other) or results of operations of the Subsidiary taken as a whole (a “Subsidiary Material Adverse Effect”).  All of such Licenses are listed in Schedule 3.1(5)(c) attached hereto and are valid and subsisting.  Complete and correct copies of the Licenses have been delivered to Deal Capital.  The Subsidiary, and Sonora Copper if applicable, are in compliance with all material terms and conditions of the Licenses.  There are no proceedings in progress, pending or, to the best of the knowledge of Sonora Copper and the Subsidiary, threatened, which could result in the revocation, cancellation or suspension of any of the Licenses.

(6)

Compliance with Charter Documents, Agreements and Laws

The execution, delivery and performance of this Agreement and each of the other agreements contemplated or referred to herein by Sonora Copper and the Subsidiary and the completion of the transactions contemplated hereby, will not constitute or result in a violation or material breach of or material default under, or cause the acceleration of any obligations of Sonora Copper or any of the Subsidiary under:

(a)

any term or provision of the applicable constating documents; or

(b)

subject to obtaining the contractual consents referred to in Schedule 3.1(4) hereof, if any, the terms of any agreement (written or oral), indenture, instrument or understanding or other obligation or restriction to which any of Sonora Copper or the Subsidiary is a party or by which either of them is bound; or

(c)

subject to obtaining the regulatory consents referred to in Schedule 3.1(4) hereof, any term or provision of any of the Licenses or any order of any court, governmental authority or regulatory body or any law or regulation of any jurisdiction.

(7)

Corporate Records

The corporate records and minute books of the Subsidiary, all of which have been provided to Deal Capital, contain complete and accurate minutes of all meetings of the directors and shareholders of the Subsidiary at which resolutions were passed held since their respective dates of incorporation, and signed copies of all resolutions and by-laws duly passed or confirmed by the directors or shareholders of the Subsidiary other than at a meeting.  All such meetings were duly called and held unless action was taken by unanimous written consent.  The share certificate books, register of security holders, register of transfers and register of directors and any similar corporate records of the Subsidiary are complete and accurate.

(8)

Authorized and Issued Capital

The authorized capital of the Subsidiary consists of an unlimited number of common shares, of which 500 have been duly issued and are outstanding as fully paid and non-assessable shares.  No shares or other securities of the Subsidiary has been issued in violation of any laws, the relevant constating documents or the terms of any agreement to which the Subsidiary is a party or by which it is bound.

(9)

Shareholders Agreements, Etc.

There are no shareholders’ agreements, pooling agreements, voting trusts or other similar agreements with respect to the ownership or voting of any of the Subsidiary Shares or any other securities of the Subsidiary.

(10)

Financial Statements

The Financial Statements are true, correct and complete in all respects and present fairly the financial condition of the Subsidiary as of the dates thereof, including the assets and liabilities of Subsidiary as of the dates thereof, and the revenues, expenses and results of the operations of the Subsidiary for the fiscal years ended on the dates thereof.  The Financial Statements are, or will be as at the Closing Date, prepared in accordance with generally accepted accounting principles.

(11)

Financial Records

All financial transactions of the Subsidiary have been recorded in the financial books and records of the Subsidiary in accordance with good business practice, and such financial books and records form the basis for the Financial Statements and the Financial Statements are derived from such books and records.  No information, records or systems pertaining to the operation or administration of the Business are in the possession of, recorded, stored, maintained by or otherwise dependent upon any other person.

(12)

Liabilities of the Subsidiary and In Respect of Transactions

There are no liabilities (contingent or otherwise) of any kind whatsoever and, to the best of the knowledge of Sonora Copper and the Subsidiary, there is no basis for assertion against the Subsidiary of any liabilities of any kind or in respect of which Deal Capital may become liable on or after the consummation of the transactions contemplated by this Agreement other than:

(a)

liabilities disclosed or reflected in or provided for in the Financial Statements; and

(b)

the liabilities specifically disclosed in this Agreement and in Schedule 3.1(12) hereto.

(13)

Indebtedness

Except as set out in Schedule 3.1(12) and as disclosed in the Financial Statements, the Subsidiary has no bonds, debentures, mortgages, promissory notes or other indebtedness maturing more than one year after the date of its original creation or issuance, and is not under any obligation to create or issue any bonds, debentures, mortgages, promissory notes or other indebtedness maturing more than one year after the date of its original creation or issuance.

(14)

Absence of Certain Material Changes or Events

Except as set out in Schedule 3.1(14), since the Statements Date, the Subsidiary has not:

(a)

incurred any obligation or liability (fixed or contingent) outside of the ordinary course of business;

(b)

paid or satisfied any obligation or liability (fixed or contingent), except current liabilities included in the Financial Statements;

(c)

created any Encumbrance upon any of its properties or assets;

(d)

sold, assigned, transferred, leased or otherwise disposed of any of its properties or assets;

(e)

purchased, leased or otherwise acquired any material properties or assets not disclosed to Deal Capital;

(f)

waived, cancelled or written-off any rights, claims, accounts receivable or any amounts payable to the Subsidiary;

(g)

entered into any transaction, contract, agreement or commitment outside of the ordinary course of business;

(h)

made any material change with respect to any method of management, operation or accounting in respect of the Business;

(i)

suffered any damage, destruction or loss (whether or not covered by insurance) which has adversely affected or could adversely affect the Business or the Condition of either of the Subsidiary;

(j)

hired any employees not in the ordinary course of the Business;

(k)

suffered any extraordinary loss relating to the Business; or

(l)

made or incurred any material change in, or become aware of any event or condition which is likely to result in a material change in, the Business or the Condition of the Subsidiary.

(15)

Commitments for Capital Expenditures

Except as set out in Schedule 3.1(15), since the Statements Date, the Subsidiary has not made, committed to make, or authorized to be made, any single capital expenditure exceeding US$10,000.

(16)

Dividends and Distributions

Since the Statements Date, the Subsidiary has not declared or paid any dividend or made any other distribution on any of its shares of any class, or redeemed or purchased or otherwise acquired any of its shares of any class, or reduced its authorized capital or issued capital, or agreed to do any of the foregoing.

(17)

Litigation

Except as set out in Schedule 3.1(17), there are no actions, suits or proceedings, judicial or administrative (whether or not purportedly on behalf of either of the Subsidiary or Sonora Copper) pending or, to the best of the knowledge of Sonora Copper or either of the Subsidiary threatened, by or against or affecting the Subsidiary or the Subsidiary Shares, at law or in equity, or before or by any court or any federal, provincial, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign.  To the best of the knowledge of Sonora Copper and the Subsidiary, except for the matters referred to in Schedule 3.1(17), there are no grounds on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success.

(18)

Environmental Matters

(a)

For purposes of this Agreement, the following terms and expressions will have the following meanings:

(i)

“Environmental Laws” means any current or future federal, state, provincial or local law, regulation, order, decree, permit, authorization, opinion, common law or agency requirement relating to: (A) the protection, investigation or restoration of the indoor or outdoor environment, health, safety or natural resources; (B) the handling, use, presence, disposal, release or threatened release of any Hazardous Substance; or (C) odour, indoor air, employee exposure, wetlands, pollution, contamination; (D) and injury or threat of injury to persons or property relating to any Hazardous Substance; or (E) the protection, management or use of surface water or ground water;

(ii)

“Hazardous Substances” means any substance, material or waste that is listed, classified or regulated as hazardous, toxic or dangerous pursuant to any Environmental Law including, but not limited to, petroleum products or by-products, asbestos containing materials, urea formaldehyde, radon gas, lead containing paint or plumbing, and polychlorinated biphenyls; and

(iii)

“Release” means any release, spill, leak, emission, discharge, leach, dumping, emission, escape or other disposal.

(b)

Except as disclosed in Schedule 3.1(18) attached hereto, to the best of the knowledge of Sonora Copper and the Subsidiary, the operation of the Business, the property and assets owned or used by the Subsidiary and the use, maintenance and operation thereof have been and are in compliance with all Environmental Laws.  To the best of the knowledge of Sonora Copper and the Subsidiary, the Subsidiary has complied with all reporting and monitoring requirements under all Environmental Laws.  The Subsidiary has not received any notice of any non-compliance with any Environmental Laws.

(c)

The Subsidiary has obtained all permits, certificates, approvals, registrations and licenses necessary to conduct the Business and to own, use and operate their respective properties and assets in compliance with all Environmental Laws.

(d)

Except as disclosed in Schedule 3.1(18), there are no Hazardous Substances located on or in any of the properties or assets owned or used by the Subsidiary and no Release of any Hazardous Substances has occurred on or from the properties and assets of the Subsidiary or has resulted from the operation of the Business and the conduct of all other activities of the Subsidiary.  Except as disclosed in Schedule 3.1(18), the Subsidiary has not used any of its properties or assets to produce, generate, store, handle, transport or dispose of any Hazardous Substances and no real property has been or is being used as a landfill or waste disposal site.

(e)

Without limiting the generality of the foregoing, except as disclosed in Schedule 3.1(18), to the best of the knowledge of Sonora Copper and the Subsidiary, there are no underground or surface storage tanks or urea formaldehyde foam insulation, asbestos, polychlorinated biphenyls (PCBs) or radioactive substances located on or in any of the properties or assets owned or used by the Subsidiary.  The Subsidiary has not, and to the best of the knowledge of Sonora Copper and the Subsidiary, there is no basis upon which it could become, responsible for any clean-up or corrective action under any Environmental Laws.  The Subsidiary has never conducted or had conducted an environmental audit, assessment or study of any of the properties or assets of the Subsidiary.

(19)

Title to Assets

Except as described in Schedule 3.1(19), the Subsidiary is the registered and beneficial owner of the Chuqui Property and the Subsidiary is the owner of and has good and marketable title to all of its other properties and assets, including, without limitation, its rights, title, benefit and interest in and to the Option Agreement and all properties and assets reflected in the Financial Statements and all properties and assets acquired by the Subsidiary after the Statements Date, free and clear of all Encumbrances whatsoever, except for:

(a)

the Encumbrances disclosed or reflected in the Financial Statements; and

(b)

the Encumbrances described in Schedule 3.1(19) attached hereto.

Complete and correct copies of all documents creating the Encumbrances described in Schedule 3.1(19) attached hereto have been provided to Deal Capital.

No person other than the Subsidiary owns any assets (other than leased assets) which are being used in the Business.  Except as described in Schedule 3.1(19), there are no agreements or commitments to purchase property or assets by either of the Subsidiary.

(20)

Deposit Accounts and Safe Deposit Boxes of the Subsidiary

The name and address of each bank, trust company or similar institution with which the Subsidiary has one or more accounts or one or more safe deposit boxes, the number of each such account and safe deposit box and the names of all persons authorized to draw thereon or to have access thereto are as set out in Schedule 3.1(20) attached hereto.

(21)

Real Property Owned By the Subsidiary

The Subsidiary does not own or have an interest in, directly or indirectly, any real property.

(22)

Leased Premises

The Subsidiary is not a tenant under any lease agreement.

(23)

Deficiencies

Except as described in Schedule 3.1(23) and to the best of the knowledge of Sonora Copper and the Subsidiary, there are no outstanding non-compliance orders, deficiency notices or other such notices relative to the properties leased by the Subsidiary or the assets thereon, the other properties and assets of the Subsidiary or the Business which have been issued by any regulatory authority or any governmental authorities or agencies.  To the best of the knowledge of Sonora Copper and the Subsidiary, there are no matters under discussion with any such department or authority relating to non-compliance orders, deficiency notices or other such notices.  To the best of the knowledge of Sonora Copper and the Subsidiary, the Business is not being carried on, and none of the properties leased by the Subsidiary or assets of the Subsidiary are being operated, in a manner which is in material contravention of any statute, regulation, rule, code, standard or policy where such contravention, when taken together with all such other contraventions, would result in a Subsidiary Material Adverse Effect.  To the best of the knowledge of Sonora Copper and the Subsidiary, except in the ordinary course of business, no amounts are owing by the Subsidiary in respect of the leased premises of the Subsidiary or the assets thereon to any governmental authority or public utility.

(24)

Leases of Personal Property

The Subsidiary is not a party under any lease of personal property.

(25)

Subsidiary and Other Interests

The Subsidiary has no subsidiaries and does not own any securities issued by, or any equity or ownership interest in, any other person.  The Subsidiary is not subject to any obligation to make any investment in or to provide funds by way of loan, capital contribution or otherwise to any person other than disclosed in Schedule 3.1(25).

(26)

Partnerships or Joint Ventures

The Subsidiary is not a partner or participant in any partnership, joint venture, profit-sharing arrangement or other association of any kind, and it is not a party to any agreement under which it agrees to carry on any part of the Business or any other activity in such manners or by which it agrees to share any revenue or profit with any other person.

(27)

Restrictions on Doing Business

The Subsidiary is not a party to or bound by any agreement which would restrict or limit its right to carry on any business or activity, including the Business, or to solicit business from any person or in any geographical area or otherwise to conduct the Business as it may determine.  The Subsidiary is not subject to any legislation or any judgement, order or requirement of any court or governmental authority which is not of general application to persons carrying on a business similar to the Business.  There are no facts or circumstances which could adversely affect the ability of the Subsidiary to continue to operate the Business as presently conducted or to operate or use the its properties and assets as presently operated or used following the completion of the Share Sale.

(28)

Guarantees, Warranties and Discounts

The Subsidiary is not a party to or bound by any agreement of guarantee, indemnification, assumption or endorsement or any other like commitment of the obligations, liabilities (contingent or otherwise) or indebtedness of any person, and the Subsidiary is not required to provide any letters of credit, bonds or other financial security arrangements in connection with the Business.

(29)

Outstanding Agreements

Except for the contracts listed in Schedule 3.1(29), the Subsidiary is not a party to or bound by any outstanding or executory agreement, contract or commitment, whether written or oral.

(30)

Good Standing of Option Agreement and Other Agreements

The Subsidiary is not in material default or breach of any of its obligations under the Option Agreement or any other contract, agreement (written or oral), or any other commitments, indentures or other instruments to which it is a party or by which it is bound and there exists no state of facts which, after notice or lapse of time or both, would constitute such a default or breach.  The Option Agreement and all such other contracts, agreements, commitments, indentures and other instruments are now in good standing and in full force and effect without amendment thereto, the Subsidiary is fully entitled to its benefits thereunder and, to the best of the knowledge of Sonora Copper and the Subsidiary, the other parties to the Option Agreement and such other contracts, agreements, commitments, indentures and other instruments are not in default or breach of any of their material obligations thereunder where any such default or breach would have a Material Adverse Effect.  There are no contracts, agreements, commitments, indentures or other instruments under which the Subsidiary’s rights or the performance of its obligations are dependent upon or supported by the guarantee of or any security provided by any other person.

(31)

Employees

The Subsidiary has no employees.

(32)

Insurance

The Subsidiary does not maintain any insurance policies.

(33)

Non-Arm’s Length Matters

Except as set forth in Schedule 3.1(33), the Subsidiary is not a party to or bound by any agreement with, is indebted to, or is owed by, Sonora Copper, any of Sonora Copper’s Affiliates or any officers, former officers, directors, former directors, shareholders, former shareholders, employees or former employees of Sonora Copper or the Subsidiary or any person not dealing at arm’s length with any of the foregoing.  Since the Statements Date, the Subsidiary has not made or authorized any payments to Sonora Copper or any of Sonora Copper’s Affiliates or any officers, former officers, directors, former directors, shareholders, former shareholders, employees or former employees of Sonora Copper or any person not dealing at arm’s length with any of the foregoing.

(34)

Compliance with Laws

To the best of Sonora Copper’s and the Subsidiary’s knowledge, the Subsidiary is not in violation of any federal, provincial, municipal or other law, regulation or order of any government or governmental or regulatory authority, domestic or foreign.

(35)

Copies of Documents

Complete and correct copies (including all amendments) of all contracts, leases and other documents referred to in this Agreement or any Schedule hereto or required to be disclosed hereby have been delivered to Deal Capital.

(36)

Disclosure

The representations and warranties and other factual statements of each of Sonora Copper and the Subsidiary contained in this Agreement, and all information in the Schedules hereto, taken as a whole, do not contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statements made herein and therein not misleading.

(37)

Effect of Transaction

No creditor, supplier, employee, or other person having a material business relationship with the Subsidiary has informed Sonora Copper or the Subsidiary  that such person intends to change the relationship because of the transactions contemplated by this Agreement, and since the date of the Financial Statements, there has been no material adverse change to any such relationship.

(38)

Confidentiality Obligations

Neither Sonora Copper nor the Subsidiary is in possession of any information, documents or material under an obligation of confidentiality related to the Business to any other person.  The conduct of the Subsidiary’s business as presently conducted will not violate or conflict with the obligations of confidentiality to any such other person.

(39)

No Tax Advice

Sonora Copper acknowledges that the acquisition and disposition of the Consideration Shares may have material tax consequences to Sonora Copper and the Members under Canadian, U.S., state and local tax laws, that Sonora Copper and the Members are solely responsible for assessing such tax consequences, and that Deal Capital has advised it to seek the advice of its tax advisers regarding such tax consequences.  Deal Capital makes no representation or warranty regarding such tax consequences.

3.2

Representations and Warranties by Deal Capital

Deal Capital hereby represents and warrants to Sonora Copper and the Subsidiary as follows, and confirms that Sonora Copper and the Subsidiary is relying upon the accuracy of each of such representations and warranties in connection with the Share Sale and completion of all transactions contemplated under this Agreement:

(1)

Corporate Authority and Binding Obligation.

Deal Capital is a corporation duly incorporated and validly subsisting in all respects under the laws of British Columbia.  Deal Capital and its board of directors has good right, full corporate power and absolute authority to enter into this Agreement and to perform all of Deal Capital’s obligations under this Agreement.  Deal Capital has taken all necessary or desirable actions, steps and corporate and other proceedings to approve or authorize, validly and effectively, the entering into of, and the execution, delivery and performance of, this Agreement.  This Agreement has been duly executed and delivered by Deal Capital and, assuming the due authorization, execution and delivery hereof by Sonora Copper and the Subsidiary, constitutes a legal, valid and binding obligation of Deal Capital, enforceable against it in accordance with its terms subject to (i) bankruptcy, insolvency, moratorium, reorganization and other laws relating to or affecting the enforcement of creditors’ rights generally and (ii) the fact that equitable remedies, including the remedies of specific performance and injunction, may only be granted in the discretion of a court.

(2)

Contractual and Regulatory Approvals.

Subject to obtaining the Exchange conditional approval of the Proposed Qualifying Transaction, Deal Capital is not under any obligation, contractual or otherwise, to request or obtain the consent of any person, and no permits, licenses, certifications, authorizations or approvals of, or notifications to, any federal, provincial, municipal or local government or governmental agency, board, commission or authority are required to be obtained by Deal Capital in connection with the execution, delivery or performance by Deal Capital of this Agreement or the completion of any of the transactions contemplated herein.

(3)

Compliance with Constating Documents, Agreements and Laws.

The execution, delivery and performance of this Agreement and each of the other agreements contemplated or referred to herein by Deal Capital, and the completion of the transactions contemplated hereby, will not constitute or result in a violation or breach of or default under:

(a)

any term or provision of any of the constating documents of Deal Capital;

(b)

the terms of any indenture, agreement (written or oral), instrument or understanding or other obligation or restriction to which Deal Capital is a party or by which it is bound; or

(c)

subject to obtaining the Exchange conditional approval of the Proposed Qualifying Transaction, any term or provision of any licenses, registrations or qualification of Deal Capital or any order of any court, governmental authority or regulatory body or any applicable law or regulation of any jurisdiction.

(4)

Reporting Issuer.

Deal Capital is a reporting issuer pursuant to the Securities Acts and its common shares are posted and listed for trading on the Exchange.

(5)

Public Disclosure.

Deal Capital has made all filings with the Exchange and the Commissions that it is required to make since it became a reporting issuer under Canadian securities laws (collectively, the “Public Reports”).  Each of the Public Reports complies with Canadian securities laws in all material respects.  None of the Public Reports, as of their respective dates, contained any untrue statement of a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(6)

Subsequent Events; Investment Information.

Subsequent to the respective dates as of which information is given in the Public Reports, there has been no material adverse change, or any fact known to Deal Capital and not disclosed to Sonora Copper that could reasonably be expected to result in a material adverse change in the business or financial condition of Deal Capital and, except as disclosed in the Public Reports, there is no litigation or governmental proceeding to which Deal Capital is a party or to which any property of Deal Capital is subject or that is pending or, to the best of the knowledge of Deal Capital, contemplated against Deal Capital that might result in any material adverse change in the business or financial condition of Deal Capital.

(7)

Share Capital

Deal Capital’s authorized share capital consists of an unlimited number of common shares of which, as at the date hereof, 2,500,000 common shares are outstanding as fully-paid and non-assessable.  At the Closing Time, and upon completion of the transactions contemplated herein, the Consideration Shares will be validly issued as fully paid and non-assessable, subject to applicable securities law resale restrictions and the Escrow Agreement.

(8)

Outstanding Agreements

Except for the contracts listed in Schedule 3.2(8), Deal Capital is not a party to or bound by any outstanding or executory agreement, contract or commitment, whether written or oral.

ARTICLE 4
SURVIVAL OF REPRESENTATIONS AND WARRANTIES

4.1

Survival of Warranties by the Subsidiary

The representations and warranties made by the Subsidiary and Sonora Copper and contained in this Agreement, or contained in any document or certificate given in order to carry out the transactions contemplated hereby, will survive the Closing Time and, notwithstanding any closing or any investigation made by or on behalf of Deal Capital or any other person or any knowledge of Deal Capital or any other person, shall continue in full force and effect for the benefit of Deal Capital for a period of 36 months from the Closing Date.

4.2

Survival of Warranties by Deal Capital

The representations and warranties made by Deal Capital and contained in this Agreement or contained in any document or certificate given in order to carry out the transactions contemplated hereby will survive the Closing Time and, notwithstanding any closing or any investigation made by or on behalf of the Subsidiary or any other person or any knowledge of the Subsidiary and Sonora Copper or any other person, shall continue in full force and effect for the benefit of the Subsidiary and Sonora Copper for a period of 36 months from the Closing Date.

ARTICLE 5
COVENANTS

5.1

Covenants by Sonora Copper

Sonora Copper and the Subsidiary jointly and severally covenant to Deal Capital, that they will do or cause to be done the following:

(1)

Investigation of Business and Examination of Documents

Sonora Copper and the Subsidiary will provide access to, and will permit Deal Capital, through its representatives, to make such investigation of the operations, properties, assets and records of the Subsidiary and of its financial and legal condition, and the Subsidiary Shares, as Deal Capital deems necessary or advisable to familiarize itself with the Subsidiary and the Business, and such operations, properties, assets, records and other matters.  Without limiting the generality of the foregoing, up to and including the Closing Time, Sonora Copper and the Subsidiary will permit Deal Capital and its representatives to have access to the premises used in connection with the Business and will produce for inspection and provide copies to Deal Capital of:

(a)

all agreements and other documents referred to in Section 3.1 or in any of the Schedules and all other contracts, leases, licenses, title documents, title opinions, insurance policies, information relating to employees of the Subsidiary, documents relating to all indebtedness and credit facilities of the Subsidiary, documents relating to legal or administrative proceedings and all other documents of or in the possession of the Subsidiary or Sonora Copper relating to the Business;

(b)

all minute books, share certificate books, registers of security holders, registers of transfers of securities, registers of directors and other corporate documents of the Subsidiary;

(c)

all books, records, accounts, tax returns and financial statements of the Subsidiary; and

(d)

all other information which, in the reasonable opinion of Deal Capital’s representatives, is required in order to make an examination of the Subsidiary, the Subsidiary Shares and the Business.

Such investigations and inspections shall not mitigate or affect the representations and warranties of Sonora Copper and the Subsidiary hereunder, which will continue in full force and effect.

(2)

Conduct of Business

Except as contemplated by this Agreement or with the prior written consent of Deal Capital, Sonora Copper and the Subsidiary will:

(a)

operate the Business only in the ordinary course, consistent with past practices;

(b)

take all actions within its control to ensure that the representations and warranties in Section 3.1 remain true and correct at the Closing Time, with the same force and effect as if such representations and warranties were made at and as of the Closing Time, and to satisfy or cause to be satisfied the conditions in Section 6.1;

(c)

promptly inform Deal Capital of any facts that come to their attention which would cause any of Sonora Copper’s or the Subsidiary’s representations and warranties in this Agreement to be untrue in any respect;

(d)

take all action to preserve the Business and the assets located thereon and the goodwill of the Subsidiary and their business dealings, to keep available the services of their respective present officers and employees and to maintain in full force and effect all agreements to which the Subsidiary is a party, and take all other actions reasonably requested by Deal Capital in order that the Business and the assets located thereon and the Condition of the Subsidiary will not be impaired during the period of time between the execution of this Agreement and the Closing Date;

(e)

promptly inform Deal Capital in writing of any material adverse change in the Business and the assets located thereon or the Condition of the Subsidiary;

(f)

maintain all of the Subsidiary’s tangible properties and assets, including the Chuqui Property in the substantially same condition as they now exist;

(g)

maintain the Option Agreement and all the material agreements of the Subsidiary in good standing and ensure that the Option Agreement is re-negotiated as set out in Section 6.1(14);

(h)

maintain the books, records and accounts of the Subsidiary in the ordinary course and record all transactions on a basis consistent with past practice;

(i)

ensure that the Subsidiary does not create, incur or assume any long-term debt (including obligations in respect of leases) and ensure that, other than in the ordinary course of the Business, the Subsidiary does not create any Encumbrance upon any of its properties or assets or any real property and the assets located thereon, respectively, and that the Subsidiary does not guarantee or otherwise become liable for the obligations of any other person or make any loans or advances to any person;

(j)

other than in the ordinary course of the Business, ensure that the Subsidiary does not sell or otherwise dispose of any of its properties or assets, or terminate or waive any right of substantial value of the Business;

(k)

ensure that the Subsidiary make any material capital expenditure;

(l)

keep in full force all of the Subsidiary’s current insurance policies;

(m)

take all actions within its control to ensure that the Subsidiary performs all of its obligations under all agreements to which it is a party or by which it is bound;

(n)

ensure that the Subsidiary does not enter into any agreement without prior written approval of Deal Capital;

(o)

not take any action to amend the constating documents of the Subsidiary;

(p)

ensure that the Subsidiary does not declare or pay any dividends, redeem or repurchase any shares in its capital or make any other distributions in respect of the Subsidiary Shares; and

(q)

ensure that the Subsidiary increases, in any material manner, the compensation or employee benefits of any of its directors, officers or employees, or pay or agree to pay to any of its directors, officers or employees any pension, severance or termination amount or other employee benefit not required by any of the employee benefit plans and programs referred to in the Schedules attached hereto.

(3)

Transfer of the Subsidiary Shares

At or before the Closing Time, Sonora Copper and the Subsidiary will cause all necessary steps and corporate proceedings to be taken in order to facilitate the transactions contemplated herein, including the transfer of legal and beneficial title of all of the Subsidiary Shares to Deal Capital, and the transfer of legal title to one Subsidiary Share from Mr. Alberto Navarro to a person designated by Deal Capital.

(4)

Escrow Agreement

At the Closing Time, Sonora Copper, the Principals, and any other Members as may be required by the Exchange, will execute and deliver the Escrow Agreement.

(5)

Transfer of Consideration Shares After Closing

Sonora Copper will only sell, exchange, transfer or otherwise dispose of the Consideration Shares in compliance with applicable securities laws and as contemplated by this Agreement.

(6)

Updating of Schedules

Sonora Copper and the Subsidiary will have the right to update the Schedules to this Agreement at any time prior to the Closing Date with respect to events that occur after the date of execution of this Agreement in order to be able to satisfy the conditions set forth in Article 6 of this Agreement.  Deal Capital hereby agrees that, to the extent Sonora Copper and the Subsidiary disclose in writing that any of their representations or warranties in this Agreement is untrue or incorrect in any material respect either when made or at the Closing Date, and Deal Capital does not elect to terminate this Agreement in accordance with Section 6.2 and proceeds with the closing of the Share Sale, then the conditions set forth in Section 6.1 will be deemed to have been waived by Deal Capital, and such representation or warranty will be deemed to be amended as of such date to the extent necessary to render it consistent with the Schedules as amended and no claim for indemnification may be made thereafter on the basis of such inaccuracy.

(7)

Exclusive Dealings

During the term of this Agreement, neither of the Subsidiary nor Sonora Copper will offer for sale the Subsidiary Shares or any of the properties and assets of the Subsidiary, including the Chuqui Property and its interest in the Option Agreement, or enter into an agreement or arrangement to dispose of in any way, directly or indirectly, fully or partially, the Subsidiary Shares or any of the properties and assets of the Subsidiary, including the Chuqui Property and any of its interest in the Option Agreement, and will continue to deal exclusively with Deal Capital with respect to the Share Sale.

(8)

Title Opinion

Sonora Copper and the Subsidiary will use their best efforts to provide Deal Capital, on or before May 31, 2007, a title opinion regarding the Chuqui Property and the mineral claims subject to the Option Agreement, in a form satisfactory to Deal Capital and Deal Capital’s Counsel, acting reasonably.  This opinion will, among other things, confirm the registered owner(s), the proof of up-to-date payment of mining property taxes owing, proof of works status and will confirm that no liens or contracts are filed by the Mexican Department of Miners against the Chuqui Property or the mineral claims subject to the Option Agreement.  If Deal Capital does not receive this opinion on or before May 31, 2007, it may, at the expense of Sonora Copper, engage a Mexican legal counsel to expedite receipt of this opinion, which expenses will be reimbursed to Deal Capital by Sonora Copper on or before the Closing Time.

(9)

Tax Return for the year ended December 31, 2006

Sonora Copper and the Subsidiary will use their best efforts to provide Deal Capital the corporate tax returns for the Subsidiary for the year ended December 31, 2006 (the “2006 Returns”), on or before May 31, 2007.  If Sonora Copper or the Subsidiary do not provide the 2006 Returns on or before May 31, 2007, Deal Capital may, at the expense of Sonora Copper, hire a Mexican legal counsel or accountant to complete the 2006 Returns, which expenses will be reimbursed to Deal Capital by Sonora Copper on or before the Closing Time.  Sonora Copper will pay any tax, penalties or interest resulting from the 2006 Returns as soon as such payment becomes due and payable.

(10)

Mining Property Taxes

Sonora Copper will pay on or before May 31, 2007, all outstanding mining property taxes including the first semester of 2007 (collectively, the “Property Tax”) for the Chuqui Property and the mineral claims subject to the Option Agreement and provide Deal Capital copies of all the Property Tax filings.  If Sonora Copper does not pay the Property Tax, Deal Capital may pay the Property Tax, which payment will be reimbursed to Deal Capital by Sonora Copper on or before the Closing Time.

(11)

New Staking

As soon as possible after the date of this Agreement, Sonora Copper and the Subsidiary will provide Deal Capital with the copies of the original titles and related staking documents to any new mineral claims that Sonora Copper or the Subsidiary have staked since December 31, 2006.

(12)

Return of Deposit on Termination Date

If this Agreement is terminated pursuant to Section 7.1 hereto, Sonora Copper will deliver to Deal Capital, no later than 14 calendar days from the Termination Date, a certified cheque, bank draft, wire transfer or direct deposit to the account of Deal Capital or Deal Capital’s Counsel in the amount of $50,000 representing the refundable deposit paid by Deal Capital to Sonora Copper pursuant to Section 2.2 hereto.

5.2

Covenants by Deal Capital

Deal Capital covenants to Sonora Copper and the Subsidiary that it will do or cause to be done the following:

(1)

Investigation of Business and Examination of Documents

Deal Capital will provide access to, and will permit Sonora Copper and the Subsidiary, through its representatives, to make such investigation of the operations, properties, assets and records of Deal Capital and of its financial and legal condition as Sonora Copper and the Subsidiary deem necessary or advisable, and such operations, properties, assets, records and other matters.  Without limiting the generality of the foregoing, up to and including the Closing Time, Deal Capital will produce for inspection and provide copies to Sonora Copper and Subsidiary of:

(a)

all agreements and other documents referred to in Section 3.2 or in any of the Schedules and all other contracts, leases, licenses, documents relating to all indebtedness and credit facilities of Deal Capital, and documents relating to legal or administrative proceedings;

(b)

all minute books, share certificate books, registers of security holders, registers of transfers of securities, registers of directors and other corporate documents of Deal Capital; and

(c)

all books, records, accounts, tax returns and financial statements of Deal Capital.

Such investigations and inspections shall not mitigate or affect the representations and warranties of Deal Capital, which will continue in full force and effect.

(2)

Conduct of Business

Except as contemplated by this Agreement or with the prior written consent of Sonora Copper, Deal Capital will:

(a)

operate its business only in the ordinary course, consistent with past practices;

(b)

take all actions within its control to ensure that the representations and warranties in Section 3.2 remain true and correct at the Closing Time, with the same force and effect as if such representations and warranties were made at and as of the Closing Time, and to satisfy or cause to be satisfied the conditions in Section 6.3;

(c)

promptly inform Sonora Copper of any facts that come its attention which would cause any of Deal Capital’s representations and warranties in this Agreement to be untrue in any respect;

(d)

promptly inform Sonora Copper in writing of any material adverse change in its business and any change in the terms of the Proposed Qualifying Transaction;

(e)

maintain all of Deal Capital’s tangible properties and assets in the substantially same condition as they now exist;

(f)

maintain all the material agreements of Deal Capital in good standing; and

(g)

maintain the books, records and accounts of Deal Capital in the ordinary course and record all transactions on a basis consistent with past practice.

(3)

Escrow Agreement

At the Closing Time, Deal Capital will execute and deliver to Sonora Copper, the Escrow Agreement.

(4)

Pro-Rated Payment of Concession Taxes

If the Closing Date occurs on or before May 31, 2007, Deal Capital will pay its pro-rated share of the first semester 2007 concession taxes.

(5)

Completion of NI 43-101 Report

Deal Capital will at its own expense complete or update on or before the Closing Date, one or more technical reports on the Santa Gertrudis Gold Project in accordance with NI 43-101.

(6)

Financial Statements

Deal Capital will at its own expense engage an auditor to complete the Financial Statements according to the generally accepted accounting principles to comply with the Exchange filing requirement.

(7)

Services Contract

Deal Capital will enter into a services contract (the “Services Contract”) with Mark Isaacs effective as of the Closing Date pursuant to which Mr. Isaacs will assist Deal Capital in identification of additional potential assets, filings and interfacing with Mexican entities in consideration for receiving a monthly fee of US$2,000, payable on the first day of each calendar month during the term of the Services Contract.  The Services Contract will be for a term of six months from the Closing Date and, unless otherwise agreed to in writing between Deal Capital and Mr. Isaacs, will terminate on the day which is 6 months after the Closing Date.

(8)

Reimbursement of payment under the Option Agreement

Deal Capital will on Closing reimburse Sonora Copper for the payment in the amount of US$57,500 (representing US$50,000 plus VAT) to be made or caused to be made on or before June 1, 2007 by Sonora Copper to Lopez-Limon pursuant to the Option Agreement, as contemplated in Section 6.1(14).

(9)

Performance Bonus Agreement

Subject to the Exchange approval to be applied for as part of the Proposed Qualifying Transaction, Deal Capital will enter into a management performance share bonus agreement with certain of its proposed directors, officers and consultants effective as of the Closing Date to award up to 2,000,000 common shares in the capital of Deal Capital as follows:  (a) an aggregate of 1,000,000 common shares in the capital of Deal Capital on or before the 10th Business Day following the completion of an independent NI 43-101 compliant resource report for the Santa Gertrudis Gold Project that identifies a measured and/or indicated mineral resource (as defined in NI 43-101) greater than 1,700,000 ounces of gold, or gold equivalent in other valuable commodities, with reasonable cut-off grades as determined by the independent Qualified Person; and (b) an aggregate of 1,000,000 common shares in the capital of Deal Capital on or before the 10th Business Day following the completion of an independent NI 43-101 compliant resource report for the Santa Gertrudis Gold Project that identifies a measured and/or indicated mineral resource (as defined in NI 43-101) greater than 2,700,000 ounces of gold, or gold equivalent in other valuable commodities with reasonable cut-off grades as determined by the independent Qualified Person.

ARTICLE 6
CONDITIONS

6.1

Conditions to the Obligations of Deal Capital

Notwithstanding anything herein contained, the obligation of Deal Capital to complete the transactions provided for herein will be subject to the fulfilment of the following conditions at or prior to the Closing Time, and Sonora Copper and the Subsidiary jointly and severally covenant to use their commercially reasonable efforts to ensure that such conditions are fulfilled:

(1)

Satisfactory Due Diligence; Accuracy of Representations and Warranties and Performance of Covenants

Deal Capital will complete due diligence and investigations of the Subsidiary, the Subsidiary Shares and the Business to its sole satisfaction.  The representations and warranties of each of the Subsidiary and Sonora Copper contained in this Agreement will be true and accurate on the date hereof and at the Closing Time with the same force and effect as though such representations and warranties had been made as of the Closing Time (regardless of the date as of which the information in this Agreement or in any Schedule or other document made pursuant hereto is given) and at the Closing Time, Deal Capital will receive certificates from an officer of Sonora Copper and the Subsidiary to the effect that their respective representations and warranties remain true and accurate at the Closing Time, and that Sonora Copper and the Subsidiary have performed or complied with all of their respective covenants, agreements and obligations required to be performed or complied with by them hereunder.

(2)

Material Adverse Changes

There will have been no material change in the Business or the Condition of the Subsidiary or any assets thereof howsoever arising.

(3)

No Restraining Proceedings

No order, decision or ruling of any court, tribunal or regulatory authority having jurisdiction will have been made, and no action or proceeding will be pending or threatened which, in the opinion of counsel to Deal Capital, is likely to result in an order, decision or ruling:

(a)

to disallow, enjoin, prohibit or impose any limitations or conditions on the Share Sale or the transactions contemplated hereby or the right of Deal Capital to own the Subsidiary Shares; or

(b)

to impose any limitations or conditions which may have an adverse effect on the Business or the Condition of the Subsidiary.

(4)

Consents

All third party consents, if any, which are required to be obtained in order to carry out the transactions contemplated hereby in compliance with all agreements binding upon the parties hereto will have been obtained.  All necessary Exchange approvals required to be obtained in order to carry out the transactions contemplated hereby and the Exchange conditional approval of the Proposed Qualifying Transaction will have been obtained.

(5)

Opinions of Sonora Copper’s Counsel

At the Closing Time, Deal Capital will receive an opinion of Sonora Copper’s Counsel, as well as an opinion of the Subsidiary counsel, in a form satisfactory to Deal Capital and Deal Capital’s Counsel, acting reasonably, regarding the corporate existence, power and authority, due authorization, authorized capital and ownership of issued and outstanding shares of Sonora Copper and the Subsidiary, as applicable.  Deal Capital will also receive at or prior to the Closing Date, a title opinion, as described in Section 5.1(8) regarding the Chuqui Property and the mineral claims subject to the Option Agreement.

(6)

Availability of Exemptions

The issue of the Consideration Shares to Sonora Copper can be made in compliance with and in reliance on exemptions from the registration and prospectus requirements of the Securities Acts and under US law.

(7)

Financial Condition of the Subsidiary

At the date of this Agreement the Subsidiary has, and on the Closing Date the Subsidiary will, have a minimum net book value of not less than $58,000.00. inclusive of net liabilities;

(8)

Financing

There will have occurred the concurrent completion of the Financing.

(9)

Option Agreement

At or prior to the Closing Time, the Subsidiary will have received all required consents from Lopez-Limon to the change of control of the Subsidiary under this Agreement.

(10)

Payment under the Option Agreement

On or before June 1, 2007, Sonora Copper will pay, or cause to be paid, an amount of US$57,500 to Lopez-Limon representing the first option payment under the Option Agreement.

6.2

Waiver or Termination by Deal Capital

The conditions contained in Section 6.1 are inserted for the exclusive benefit of Deal Capital and may be waived in whole or in part by Deal Capital at any time.  The Subsidiary and Sonora Copper acknowledge that the waiver by Deal Capital of any condition or any part of any condition will constitute a waiver only of such condition or such part of such condition, as the case may be, and will not constitute a waiver of any covenant, agreement, representation or warranty made by them herein that corresponds or is related to such condition or such part of such condition, as the case may be.  If any of the conditions contained in Section 6.1 hereof are not fulfilled or complied with in all material respects as herein provided, Deal Capital may, at or prior to the Closing Time at its option, terminate this Agreement by notice in writing to the Subsidiary and Sonora Copper and in such event Deal Capital will be released from all obligations hereunder.

6.3

Conditions to the Obligations of the Subsidiary and Sonora Copper

Notwithstanding anything herein contained, the obligations of the Subsidiary and Sonora Copper to complete the transactions provided for herein will be subject to the fulfilment of the following conditions at or prior to the Closing Time, and Deal Capital will use its reasonable best efforts, to the extent such conditions are those of Deal Capital to fulfil, to ensure that such conditions are fulfilled:

(1)

Satisfactory Due Diligence; Accuracy of Representations and Warranties and Performance of Covenants

Sonora Copper and the Subsidiary will complete due diligence and investigations of Deal Capital to their sole satisfaction.  The representations and warranties of Deal Capital contained in this Agreement or in any documents delivered in order to carry out the transactions contemplated hereby will be true and accurate on the date hereof and at the Closing Time with the same force and effect as though such representations and warranties had been made as of the Closing Time (regardless of the date as of which the information in this Agreement or any such Schedule or other document made pursuant hereto is given).  In addition, Deal Capital will have complied with all covenants and agreements herein agreed to be performed or caused to be performed by it at or prior to the Closing Time.  In addition, Deal Capital will have delivered to the Subsidiary and Sonora Copper a certificate to the effect that its representations and warranties remain true and accurate as of the Closing Time and that Deal Capital has performed or complied with all if its covenants, agreements and obligations required to be performed or complied with by it hereunder.

(2)

No Restraining Proceedings

No order, decision or ruling of any court, tribunal or regulatory authority having jurisdiction will have been made, and no action or proceeding will be pending or threatened which, in the opinion of counsel to the Subsidiary and Sonora Copper, is likely to result in an order, decision or ruling, to disallow, enjoin or prohibit the Share Sale.

(3)

Consents

All third party consents, if any, required to be obtained in order to carry out the transactions contemplated hereby in compliance with all agreements binding upon the parties hereto will have been obtained.  All necessary Exchange approvals required to be obtained in order to carry out the transactions contemplated hereby and the Exchange conditional approval of the Proposed Qualifying Transaction will have been obtained.

(4)

Financing

At, or prior to the Closing Time, Deal Capital will have raised gross proceeds of not less than $6,000,000 through a private placement of securities of Deal Capital, as approved by the Exchange, and in accordance with the Securities Acts.

(5)

Related Agreements

At, or prior to the Closing Time, Deal Capital will have entered into the Services Agreement and the Performance Bonus Agreement.

6.4

Waiver or Termination by Sonora Copper

The conditions contained in Section 6.3 hereof are inserted for the exclusive benefit of the Subsidiary and Sonora Copper and may be waived in whole or in part by the Subsidiary and Sonora Copper at any time.  Deal Capital acknowledges that the waiver by the Subsidiary and Sonora Copper of any condition or any part of any condition will constitute a waiver only of such condition or such part of such condition, as the case may be, and will not constitute a waiver of any covenant, agreement, representation or warranty made by Deal Capital herein that corresponds or is related to such condition or such part of such condition, as the case may be.  If any of the conditions contained in Section 6.3 hereof are not fulfilled or complied with as herein provided, the Subsidiary and Sonora Copper may, at or prior to the Closing Time at their option, terminate this Agreement by notice in writing to Deal Capital and in such event the Subsidiary and Sonora Copper will be released from all obligations hereunder.

ARTICLE 7
CLOSING

7.1

Closing Date

The completion of the transactions contemplated hereby (the “Closing”) shall occur on the date (the “Closing Date”) which shall take place five calendar days following the day upon which Exchange approval has been obtained or such later date as Deal Capital, the Subsidiary and Sonora Copper may agree.  The parties shall use their best efforts to cause the Closing Date to be on or before July 11, 2007 (the “Termination Date”).  If the Closing Date does not occur on or before the Termination Date (as last extended), this Agreement will automatically terminate. For greater certainty, nothing herein shall be construed as obligating any party to agree to an extension of the Closing Date past July 11, 2007.

7.2

Deliveries on Closing

On the Closing Date:

(a)

Sonora Copper and the Subsidiary shall deliver to Deal Capital:

(i)

the certificates of the Subsidiary and Sonora Copper contemplated in Section 6.1(1);

(ii)

a certified copy of each of the resolutions of the directors of Sonora Copper and the Subsidiary approving the Share Sale;

(iii)

the Escrow Agreement duly executed by Sonora Copper and each Principal;

(iv)

duly executed share certificate of the Subsidiary in the name of: (i) Deal Capital representing 499 Subsidiary Shares; and (ii) a person designated by Deal Capital, representing one Subsidiary legal title of which is as at the date of this Agreement held by Mr. Alberto Navarro;

(v)

shareholders’ register of the Subsidiary showing Deal Capital as the registered owner of 499 Subsidiary Shares and a person designated by Deal Capital as the registered owner of one Subsidiary Share legal title of which is as at the date of this Agreement held by Mr. Alberto Navarro;

(vi)

trust deed, stock power of attorney or other document pursuant to which a person designated by Deal Capital will hold legal title of one Subsidiary Share in trust for Deal Capital;

(vii)

all books, records and accounts of the Subsidiary and any other information in the possession or control of Sonora Copper which is reasonably necessary for Deal Capital to operate and manage the Business and the assets presently owned by the Subsidiary;

(viii)

the consents referred to in Section 6.1(4);

(ix)

the opinions of Sonora Copper’s Counsel and the Subsidiary’s counsel referred to in Section 6.1(5);

(x)

the re-negotiated Option Agreement referred to in Section 6.1(14) hereof; and

(xi)

duly executed Services Agreement by Mark Isaacs and the Performance Bonus Agreement.

(b)

Deal Capital shall deliver to the Subsidiary and Sonora Copper :

(i)

a certified cheque, bank draft, wire transfer or direct deposit to the account of Sonora Copper or Sonora Copper’s Counsel in the amount of $150,000, payable pursuant to Section 2 hereto;

(ii)

duly executed share certificate of Deal Capital for the Consideration Shares registered in the name of Sonora Copper, as set out in Section 2 hereto;

(iii)

a copy of a conditional approval letter from the Exchange approving the terms of this Agreement and the Proposed Qualifying Transaction;

(iv)

the certificate of Deal Capital contemplated in Section 6.3(1);

(v)

the Escrow Agreement, duly executed by Deal Capital and Pacific Corporate Trust Company in its capacity as escrow agent;

(vi)

a certified copy of the resolution of the directors of Deal Capital authorizing this Agreement and the allotment and issuance of the Consideration Shares pursuant to this Agreement;

(vii)

duly executed Services Agreement and Performance Bonus Agreement; and

(viii)

a certified cheque, bank draft, wire transfer or direct deposit to the account of Sonora Copper or Sonora Copper’s Counsel in the amount of US$57,500 representing the reimbursement of the payment made or caused to be made by Sonora Copper to Lopez-Limon pursuant to the Option Agreement, as contemplated in Section 6.1(14).

7.3

Closing Arrangements

Subject to the terms and conditions hereof, the transactions contemplated herein will be closed at the Closing Time at the offices of Deal Capital’s Counsel at 1100 - 888 Dunsmuir Street, Vancouver, British Columbia, Canada, V6C 3K4 or at such other place or places as may be mutually agreed upon by Sonora Copper and Deal Capital.

7.4

Post-Closing

Deal Capital will assist Sonora Copper to effect the distribution of the Consideration Shares to the Members immediately following Closing on the Closing Date, including the registration of the Consideration Shares in the names of the Members.

ARTICLE 8
INDEMNIFICATION AND SET-OFF

8.1

Indemnity by Sonora Copper and the Subsidiary

(1)

Sonora Copper and the Subsidiary jointly and severally agree to indemnify and save Deal Capital harmless from and against any claims, demands, actions, causes of action, damage, loss, deficiency, cost, liability and expense which may be made or brought against Deal Capital or which Deal Capital may suffer or incur as a result of, in respect of or arising out of:

(a)

any non-performance or non-fulfilment of any covenant or agreement on the part of the Subsidiary or Sonora Copper contained in this Agreement or in any document given in order to carry out the transactions contemplated hereby;

(b)

any misrepresentation, inaccuracy, incorrectness or breach of any representation or warranty made by the Subsidiary or Sonora Copper contained in this Agreement or contained in any document or certificate given in order to carry out the transactions contemplated hereby; and

(c)

all costs and expenses including, without limitation, legal fees on a solicitor and client basis, incidental to or in respect of the foregoing.

(2)

The obligations of indemnification by the Subsidiary and Sonora Copper pursuant to paragraph (a) of this Section will be subject to the provisions of Section 8.2.

8.2

Provisions Relating to Indemnity Claims

The following provisions will apply to any claim by Deal Capital for indemnification by the Subsidiary and Sonora Copper pursuant to Section 8.1 or otherwise as outlined herein (in this Section, an “Indemnity Claim”):

(a)

Promptly after becoming aware of any matter that may give rise to an Indemnity Claim, Deal Capital will provide to the Subsidiary and Sonora Copper written notice of the Indemnity Claim specifying (to the extent that information is available) the factual basis for the Indemnity Claim and the amount of the Indemnity Claim or, if an amount is not then determinable, an estimate of the amount of the Indemnity Claim, if an estimate is feasible in the circumstances.

(b)

If an Indemnity Claim relates to an alleged liability of Deal Capital to any other person (in this Section, a “Third Party Liability”), including without limitation any governmental or regulatory body or any taxing authority, which is of a nature such that Deal Capital is required by applicable law to make a payment to a third party before the relevant procedure for challenging the existence or quantum of the alleged liability can be implemented or completed, then Deal Capital may, notwithstanding the provisions of paragraphs (c) and (d) of this Section, make such payment and forthwith demand reimbursement for such payment from the Subsidiary and Sonora Copper in accordance with this Agreement; provided that, if the alleged liability to the third party as finally determined upon completion of settlement negotiations or related legal proceedings is less than the amount which is paid by the Subsidiary and Sonora Copper in respect of the related Indemnity Claim, then Deal Capital will forthwith following the final determination pay to the Subsidiary and Sonora Copper the amount by which the amount of the liability as finally determined is less than the amount which is so paid by the Subsidiary and Sonora Copper.

(c)

Deal Capital will not negotiate, settle, compromise or pay (except in the case of payment of a judgement) any Third Party Liability as to which it proposes to assert an Indemnity Claim, except with the prior consent of the Subsidiary and Sonora Copper (which consent must not be unreasonably withheld or delayed), unless there is a reasonable possibility that such Third Party Liability may materially and adversely affect the business of Deal Capital, in which case Deal Capital will have the right, after notifying the Subsidiary and Sonora Copper, to negotiate, settle, compromise or pay such Third Party Liability without prejudice to its rights of indemnification hereunder.

(d)

With respect to any Third Party Liability, provided the Subsidiary and Sonora Copper first admit Deal Capital’s right to indemnification for the amount of such Third Party Liability which may at any time be determined or settled, then in any legal, administrative or other proceedings in connection with the matters forming the basis of the Third Party Liability, the following procedures will apply:

(i)

except as contemplated by subparagraph (iii) of this paragraph, the Subsidiary and Sonora Copper will have the right to assume carriage of the compromise or settlement of the Third Party Liability and the conduct of any related legal, administrative or other proceedings, but Deal Capital and Sonora Copper will have the right and will be given the opportunity to participate in the defence of the Third Party Liability, to consult with the Subsidiary and Sonora Copper in the settlement of the Third Party Liability and the conduct of related legal, administrative and other proceedings (including consultation with counsel) and to disagree on reasonable grounds with the selection and retention of counsel, in which case counsel satisfactory to the Subsidiary, Sonora Copper  and Deal Capital will be retained by the Subsidiary and Sonora Copper;

(ii)

the Subsidiary and Sonora Copper will co-operate with Deal Capital in relation to the Third Party Liability, will keep it fully advised with respect thereto, will provide it with copies of all relevant documentation as it becomes available, will provide it with access to all records and files relating to the defence of the Third Party Liability and will meet with representatives of Deal Capital at all reasonable times to discuss the Third Party Liability; and

(iii)

notwithstanding subparagraphs (i) and (ii) of this paragraph, the Subsidiary and Sonora Copper  will not settle the Third Party Liability or conduct any legal, administrative or other proceedings in any manner which could, in the reasonable opinion of Deal Capital, have a material adverse affect on the business of Deal Capital, except with the prior written consent of Deal Capital.

(e)

If, with respect to any Third Party Liability, the Subsidiary and Sonora Copper do not admit Deal Capital’s right to indemnification or decline to assume carriage of the settlement or of any legal, administrative or other proceedings relating to the Third Party Liability, then the following provisions will apply:

(i)

Deal Capital, at its discretion, may assume carriage of the settlement or of any legal, administrative or other proceedings relating to the Third Party Liability and may defend or settle the Third Party Liability on such terms as Deal Capital, acting in good faith, considers advisable; and

(ii)

any cost, loss, damage or expense incurred or suffered by Deal Capital in the settlement of such Third Party Liability or the conduct of any legal, administrative or other proceedings will be added to the amount of the Indemnity Claim.

ARTICLE 9
GENERAL PROVISIONS

9.1

Further Assurances

Each of the Subsidiary and Sonora Copper, on the one hand, and Deal Capital on the other hand hereby covenants and agrees that at any time and from time to time after the Closing Date they will, upon the request of the others, do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, assignments, transfers, conveyances and assurances as may be required for the better carrying out and performance of all the terms of this Agreement including, without limitation, any documents required to comply with securities or stock exchange requirements.

9.2

Notices

Any notice, designation, communication, request, demand or other document, required or permitted to be given or sent or delivered hereunder to any party hereto shall be in writing and shall be sufficiently given or sent or delivered if it is:

(a)

delivered personally to such party or to an officer or director of such party, as applicable, or

(b)

sent to the party entitled to receive it by registered mail, postage prepaid, mailed in Canada, or

(c)

sent by telecopy machine.

Notices shall be sent to the following addresses or telecopy numbers:

(i)

in the case of the Subsidiary and Sonora Copper,

Sonora Copper LLC

c/o Woodburn & Wedge, LLP

6100 Neil Road, Suite 500

Reno, Nevada  89511

Attention:

Mark Isaacs

Telecopier:

(775) 688-3088

with a courtesy copy to,

Lang Michener LLP

1500 Royal Centre P.O. Box 11117

1055 West Georgia Street

Vancouver, British Columbia V6E 4N7

Attention:

Bernie Zinkhofer

Telecopier:

(604) 893-2395

(ii)

in the case of Deal Capital,

Deal Capital Ltd.

410 – 325 Howe Street

Vancouver, B.C.

V6C 1Z7

Attention:

President

Telecopier:

(604) 688-3392

with a copy to,

McCullough O’Connor Irwin LLP

1100 - 888 Dunsmuir Street

Vancouver, B.C.

V6C 3K4

Attention:

David Gunasekera

Telecopier:

(604) 687-7099

or to such other address or telecopier number as the party entitled to or receiving such notice, designation, communication, request, demand or other document, by a notice given in accordance with this Section, has communicated to the party giving or sending or delivering such notice, designation, communication, request, demand or other document.

Any notice, designation, communication, request, demand or other document given or sent or delivered as aforesaid will

(a)

if delivered as aforesaid, be deemed to have been given, sent, delivered and received on the date of delivery;

(b)

if sent by mail as aforesaid, be deemed to have been given, sent, delivered and received (but not actually received) on the fourth Business Day following the date of mailing, unless at any time between the date of mailing and the fourth Business Day thereafter there is a discontinuance or interruption of regular postal service, whether due to strike or lockout or work slowdown, affecting postal service at the point of dispatch or delivery or any intermediate point, in which case it will be deemed to have been given, sent, delivered and received in the ordinary course of the mails, allowing for such discontinuance or interruption of regular postal service; and

(c)

if sent by telecopy machine, be deemed to have been given, sent, delivered and received on the date the sender receives the telecopy answer back confirming receipt by the recipient.

9.3

Counterparts

This Agreement may be executed in several counterparts, each of which so executed will be deemed to be an original, and such counterparts together will constitute but one and the same instrument.

9.4

Expenses of Parties

Except as otherwise provided herein, each of the parties hereto will bear all expenses incurred by it in connection with this Agreement including, without limitation, the charges of their respective counsel, accountants, auditors, financial advisors and finders.

9.5

Public Announcements

No party to this Agreement will make a public announcements by way of a news release of otherwise regarding any of the transactions contemplated under this Agreement without prior consent of the other parties.

9.6

Assignment

No party to this Agreement may assign its rights under this Agreement without prior written consent of the other parties to this Agreement.

9.7

Successors and Assigns

This Agreement is binding upon and inures to the benefit of the parties hereto and their respective successors and permitted assigns.  Nothing herein, express or implied, is intended to confer upon any person, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

9.8

Entire Agreement

This Agreement and the Schedules referred to herein constitute the entire agreement among the parties hereto and supersede all prior agreements, representations, warranties, statements, promises, information, arrangements and understandings, whether oral or written, express or implied, whether set out in the Letter of Intent or otherwise, with respect to the subject matter hereof.  None of the parties hereto will be bound or charged with any oral or written agreements, representations, warranties, statements, promises, information, arrangements or understandings not specifically set forth in this Agreement or in the Schedules, documents and instruments to be delivered on or before the Closing Date pursuant to this Agreement.  The parties hereto further acknowledge and agree that, in entering into this Agreement and in delivering the Schedules, documents and instruments to be delivered on or before the Closing Date, they have not in any way relied, and will not in any way rely, upon any oral or written agreements, representations, warranties, statements, promises, information, arrangements or understandings, express or implied, not specifically set forth in this Agreement or in such Schedules, documents or instruments.

In the event of the termination of this Agreement for any reason, all information received  by one party from the other about the assets or business of that disclosing party shall be treated as confidential information by the receiving party and will not be used by it or disclosed by it to another party without the prior written consent of the party which provided the information.

9.9

Waiver

Any party hereto which is entitled to the benefits of this Agreement may, and has the right to, waive any term or condition hereof at any time on or prior to the Closing Time; provided, however, that such waiver must be evidenced by written instrument duly executed on behalf of such party.

9.10

Amendments

No modification or amendment to this Agreement may be made unless agreed to by the parties hereto in writing.

9.11

Default and Termination

If at any time a party is in default of any requirement of this Agreement or is in breach of any provision contained in this Agreement (the “Defaulting Party”), the party affected by the default (the “Non-Defaulting Party”) may terminate this Agreement by giving written notice of termination to the other parties to this Agreement but only if:

(a)

it will have given to the Defaulting Party written notice of the particular failure, default, or breach on the part of the Defaulting Party;

(b)

the Defaulting Party has not, within 10 calendar days following delivery of such written notice of default, cured such default or commenced to cure such default, it being agreed that should it so commence to cure any such default it will prosecute such cure to completion without undue delay; and

(c)

a party electing to terminate this agreement shall have no further rights or obligations under this Agreement from and after the time of termination.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement under seal as of the day and year first above written.

DEAL CAPITAL LTD.

By:

Name:

Title:

SONORA COPPER LLC

By:

Name:

Title:

COMPANIA MINERA CHUQUI, S.A. de C.V.

By:

Name:

Title:

1.1

Schedule 2.3(3)

CERTIFICATION OF INVESTMENT INTENT

Deal Capital Ltd.

410 – 325 Howe Street

Vancouver, B.C.

V6C 1Z7

Attention:

President

Telecopier:

(604) 688-3392

McCullough O’Connor Irwin LLP

1100 - 888 Dunsmuir Street

Vancouver, B.C.

V6C 3K4

Attention:

David Gunasekera

Telecopier:

(604) 687-7099

Ladies and Gentlemen:

The undersigned hereby tenders this certification to Deal Capital Ltd. (the “Company”) pursuant to section 2.3(3) of the agreement of purchase and sale (the “Agreement”) dated May ·, 2007, by and between Sonora Copper LLC, a corporation existing under the laws of Nevada (“Sonora Copper”) and the Company, in connection with the distribution to the undersigned as an interest holder, member or unit holder, as the case may be, of Sonora Copper of fully paid up and non-assessable common shares in the capital stock of the Company (the “Shares”) held by or issued to Sonora Copper, such Shares being acquired by Sonora Copper from the Company pursuant to the Agreement.  By execution of this certification, the undersigned acknowledges that the Company is relying upon the accuracy and completeness of the representations contained herein in complying with its obligations under applicable securities laws.

1.

Undersigned’s Representations.  The undersigned acknowledges and represents that:

(a)

The undersigned is in a financial position to hold the Shares for an indefinite period of time and is able to bear the economic risk and withstand a complete loss of the undersigned’s investment in the Shares;

(b)

The undersigned believes the undersigned, either alone or with the assistance of the undersigned’s own professional advisor, has such knowledge and experience in financial and business matters that the undersigned is capable of reading and interpreting financial statements and evaluating the merits and risks of the prospective investment in the Shares and has the net worth to undertake such risks;

(c)

The undersigned has obtained, to the extent the undersigned deems necessary, the undersigned’s own personal professional advice with respect to the risks inherent in the investment in the Shares, and the suitability of an investment in the Shares in light of the undersigned’s financial condition and investment needs;

(d)

The undersigned believes that the investment in the Shares is suitable for the undersigned based upon the undersigned’s investment objectives and financial needs, and the undersigned has adequate means for providing for the undersigned’s current financial needs and personal contingencies and has no need for liquidity of investment with respect to the Shares;

(e)

The undersigned has been given access to full and complete information regarding  the Company and has utilized such access to the undersigned’s satisfaction for the purpose of obtaining information regarding the Company and, particularly, the undersigned acknowledges that they have had access to the Company’s public filings available on the System for Electronic Document Analysis and Retrieval (“SEDAR”) which can be accessed at www.sedar.com under the Company’s profile.  Further, the undersigned has been given reasonable opportunity to speak with representatives of the Company for the purpose of asking questions of, and receiving answers from, such representatives concerning the Company and to obtain any additional information, to the extent reasonably available, necessary to clarify information in the Company’s public filings;

(f)

The undersigned recognizes that an investment in the Shares involves a high degree of risk, including, but not limited to, the risk of economic losses from operations of the Company and risks described in the Company’s public filings;

(g)

The undersigned realizes that (i) the purchase of the Shares is a long-term investment; (ii) the purchaser of the Shares must bear the economic risk of investment for an indefinite period of time because the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or under the securities laws of any state and, therefore, none of such securities can be sold unless they are subsequently registered under said laws or exemptions from such registrations are available; (iii) the undersigned may not be able to liquidate the undersigned’s investment in the event of an emergency or pledge any of such securities as collateral for loans; and (iv) the transferability of the Shares is restricted and (A) requires the written consent of the Company and (B) legends will be placed on the certificate(s) representing the Shares referring to the applicable restrictions on transferability; and

(h)

The undersigned certifies, under penalties of perjury, that the undersigned is not subject to the backup withholding provisions of Section 3406(a)(i)(C) of the Internal Revenue Code of 1986, as amended (Note:  you are subject to backup withholding if (i) you fail to furnish your Social Security number or taxpayer identification number herein; (ii) the Internal Revenue Service notifies the Company that you furnished an incorrect Social Security number or taxpayer identification number; (iii) you are notified that you are subject to backup withholding; or (iv) you fail to certify that you are not subject to backup withholding or you fail to certify your Social Security number or taxpayer identification number.).

(i)

The undersigned is a bona fide resident of, is domiciled in and received the offer and made the decision to invest in the Shares in the state set forth on the signature page below, and the Shares are being purchased by the undersigned in the undersigned’s name solely for the undersigned’s own beneficial interest and not as nominee for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization.

(j)

The undersigned has been advised that the Shares have not been registered under the Securities Act, or applicable state securities laws and that such securities are being offered and sold pursuant to exemptions from such laws and that the Company’s reliance upon such exemptions is predicated in part on the undersigned’s representations as contained herein.  The undersigned represents and warrants that the Shares are being purchased for undersigned’s own account and for investment and not with a view to distribution of the Shares, that the undersigned has made no agreement with others regarding any of the Shares and that the undersigned’s financial condition is such that it is not likely that it will be necessary to dispose of any of the Shares in the foreseeable future.  The undersigned is aware that, in the view of the Securities and Exchange Commission, a purchase of the Shares with an intent to distribute by reason of any foreseeable specific contingency or anticipated change in market values, or any change in the condition of the Company, or in connection with a contemplated liquidation or settlement of any loan obtained for the acquisition of the Shares and for which the Shares were pledged, would represent an intent inconsistent with the representations set forth above.  The undersigned further represents and agrees that if, contrary to the undersigned’s foregoing intentions, the undersigned should later desire to dispose of or transfer any of the Shares in any manner, the undersigned shall not do so without first obtaining (i) the opinion of counsel acceptable to the Company that such proposed disposition or transfer lawfully may be made without registration pursuant to the Securities Act and applicable state securities laws or (ii) registration of the Shares under the Securities Act (it being expressly understood that the Company shall not have any obligation to register the securities for such purpose);

2.

Entities.  If this purchase is made on behalf of a corporation, trust, partnership, limited liability company or other form of business entity (an “Entity”), the undersigned signatory certifies that he or she is empowered and duly authorized by the Entity to execute and carry out the terms of this Certification of Investment Intent and to purchase and hold the Shares, and certifies further that this Certification of Investment Intent has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

3.

Accredited Investor Status.  The undersigned represents and warrants, by initialing the appropriate statement, that:

_____

The undersigned is not an “accredited investor” because the undersigned does not satisfy any of the criteria set forth in Rule 501(a) of Regulation D of the Securities Act (as detailed below) but, the undersigned believes the undersigned, either alone or with the assistance of the undersigned’s own professional advisor, has such knowledge and experience in financial and business matters that the undersigned is capable of reading and interpreting financial statements and evaluating the merits and risks of the prospective investment in the Shares  and has the net worth to undertake such risks.

or

_____

The undersigned is an “accredited investor” as defined in Rule 501(a) of Regulation D of the Securities Act, because the undersigned meets at least one of the following criteria (please initial each applicable item):

______

The undersigned is a natural person whose individual net worth, or joint net worth with his or her spouse, exceeds $1,000,000 at the time of the undersigned’s purchase; or

______

The undersigned is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with the undersigned’s spouse in excess of $300,000 in each of those years and who reasonably expects to reach the same income level in the current year; or

______

The undersigned is a corporation, Massachusetts or similar business trust, partnership or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000; or

______

The undersigned is either (i) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity, (ii) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended, (iii) an insurance company as defined in Section 2(13) of the Securities Act, (iv) an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of such Act, (v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (vi) a plan established or maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000 or (vii) an employee benefit plan within the meaning the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

______

The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940; or

______

The undersigned is a director, executive officer or general partner of the Company, or a director, executive officer or general partner of a general partner of the Company; or

______

The undersigned is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D of the Securities Act.

______

The undersigned is any entity in which all of the equity owners are accredited investors. (Please submit  a copy of this page countersigned by each such equity owner if relying on this item).

State the Interest of Undersigned in Sonora Copper (e.g. Interest holder, Member, Unit holder, etc.):

_______________________________________

Indicate in which State the Investment Decision was made and this Certification was executed:

_______________________________________

This Certification of Investment Intent is signed this  ____ day of ______,200__.

If signed by individual:	If signed by entity:
_____________________________________ Signature _____________________________________ (Print Name)

_______________________________________

Name of Entity

_______________________________________

Signature of Authorized Officer

__ ____________________________________

(Print Name)

______________________________________

(Title)

Address of Undersigned:

_________________________________

_________________________________

_________________________________

_________________________________

Schedule 2.3(2)(c)

Form of Declaration for Removal of Legend

TO:

Registrar and transfer agent for the Shares of Deal Capital Ltd. (“Deal”).

The undersigned (A) acknowledges that the sale of the securities of Deal to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and (B) certifies that (1) the undersigned is not an “affiliate” of Deal (as that term is defined in Rule 405 under the U.S. Securities Act); (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States, or (b) the transaction was executed on or through the facilities of the TSX Venture Exchange or TSX and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (3) neither the seller nor any affiliate of the seller nor any person acting on their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities; (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as that term is defined in Rule 144(a)(3) under the U. S. Securities Act); (5) the seller does not intend to replace such securities with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions, which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act. Terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

Dated _______________ 200_.

X

Signature of individual (if Purchaser is an individual)

X

Authorized signatory (if Purchaser is not an individual)

Name of Purchaser (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (please print)

Affirmation by Seller’s Broker-Dealer

We have read the foregoing representations of our customer, _________________________________ (the “Seller”) dated _______________________, with

…/2

regard to our sale, for such Seller’s account, of the _________________ shares of common shares, represented by certificate number ______________ (the “Shares”), of Deal Capital Ltd. and on behalf of ourselves we certify and affirm that (A) we have no knowledge that the transaction had been prearranged with a buyer in the United States, (B) the transaction was executed on or through the facilities of the Toronto Stock Exchange or the TSX Venture Exchange and (C) neither we, nor any person acting on our behalf, engaged in any directed selling efforts in connection with the offer and sale of such securities.  Terms used herein have the meanings given to them by Regulation S.

____________________________________________________

Name of Firm

By:  ________________________________________________

       Authorized officer

Date:_______________________________________________

Schedule 3.1(4)

CONSENTS & APPROVALS – POST CLOSING

1)

SCLLC will obtain written consent from Senors Lopez-Limon in which they acknowledge that DCP will acquire 100% ownership of Minera Chuqui and thereby assumes the future obligations of the Option Agreement.

2)

Minera Chuqui is in the process of updating its registration at the Mexican Department of Mines. This will be completed before Closing.

3)

The sale of Minera Chuqui shares from SCLLC to DCP must be appropriately recorded and registered at the Foreign Investment division (Inversiones Extranjeras) of Mexico’s tax department, Hacienda. Martha Carranza will do this shortly after Closing.

4)

Minera Chuqui is awaiting the issuance of Title to Chuqui 3 & Chuqui 4 by the Department of Mines. This is likely to occur prior to August 31, 2007.

Schedule 3.1(5)(b)

CONSTATING DOCUMENTS OF SCLLC & MINERA CHUQUI

1)

Sonora Copper LLC was incorporated in Nevada on August 26, 2005. Its By Laws were filed with the Nevada Secretary of State that day and its Operating Agreement was signed by its founder on September 9, 2005.

2)

Compañia Minera Chuqui, S.A. de C.V. was incorporated on February 14, 2006 in Hermosillo, Sonora. It was registered with Hacienda and received its RFC Number (Mexican Tax ID Number) on ________, 2006.

Schedule 3.1(5)(c)

MEXICAN LICENSES

Minera Chuqui has several “licenses” which relate to its right to operate in Mexico. These include its tax registration with Hacienda (its RFC Number), its registration with the Foreign Investment division of Hacienda (Inversiones Extranjeras) and its registration with the Mexican Department of Mines (Dirrecion de Minas). Minera Chuqui’s registration with the Mexican Department of Mines is being updated, which will be completed prior to Closing.

Minera Chuqui is up to date on all corporate tax returns and related filings.

Minera Chuqui is up to date on all property taxes and Proof of Works filings relating to its concessions and those subject to the Option Agreement. The next Mexican Property taxes are due on July 31, 2007, and are to be DCP’s responsibility. The next Proof of Works reports, for calendar 2007, are due no later than May 31, 2008, and are to be DCP’s responsibility.

Minera Chuqui is awaiting the issuance of Title to Chuqui 3 & Chuqui 4. Title will be issued by the Mexican Department of Mines to Martha Carranza on behalf of Minera Chuqui, likely before August 30, 2007. Taxes will be due on Chuqui 3 & Chuqui 4 for the balance of the Second Semester 2007 within 30 days of title being issued.

Schedule 3.1(14)

ABSENCE OF CERTAIN MATERIAL CHANGES OR EVENTS

Not applicable.

Schedule 3.1.15

CAPITAL EXPENDITURE COMMITMENTS OF THE SUBSIDIARY

The capital expenditure (financial) commitments that Sonora Copper LLC and its Subsidiary, Minera Chuqui, have made and that are to be assumed by DCP include:

(a)

US$1,950,000 in future payments to Lopez-Limon to complete the purchase of a 100%, royalty free interest in the Lopez-Limon concessions that make up part of the Santa Gertrudis Gold Project (“the Option Agreement”).

(b)

Mexican mining concession taxes are due twice each year, January 31st and July 31st. Once title to Chuqui 3 and Chuqui 4 is issued, it is likely that the Mexican mining taxes for Chuqui 1-4 plus the Option Agreement properties will exceed US$10,000 per Semester. Additionally, taxes will be due on Chuqui 3 & Chuqui 4 for the balance of the Second Semester 2007 within 30 days of title being issued.

(c)

Several of the concessions within Minera Chuqui’s Option Agreement properties include pits from previous mining operations at Santa Gertrudis - in particular, the Dora pit. First Silver Reserve, S.A. de C.V. entered a Settlement Agreement with the Mexican Environmental Agencies (Profepa & Semernap) which includes an agreement to reclaim certain former producing areas after upcoming exploration programs are completed. If additional ore is identified, such reclamation will await the completion of future mining activity. If exploration proves an area to be barren, then reclamation activities should promptly occur. These reclamation obligations on the Option Agreement Properties are being assumed by DCP and will eventually exceed US$10,000.

(d)

Minera Chuqui’s larger mining concessions, namely Chuqui 2, Chuqui 3 (yet to be titled) and Chuqui 4 (yet to be titled), significantly expand the land area of the Santa Gertrudis Project well beyond the current boundaries of the access agreements with the Seis de Enero Ejido and the Santa Teresa Ranch. Access agreements will need to be expanded or established with new parties in order to allow exploration activities to take place in the newly staked areas. The annual expense of these expanded access agreements will likely exceed US$10,000.

Schedule 3.1(17)

LITIGATION

Not applicable.

Schedule 3.1.18

ENVIRONMENTAL MATTERS

Please refer to the settlement letters between Profeopa, SEMERNAP and First Silver Reserve regarding outstanding issues in the general area of the Option Agreement properties.

Schedule 3.1(19)

TITLE TO ASSETS

Title to Chuqui 1 and Chuqui 2 is being assigned from Martha Carranza to Minera Chuqui. This assignment will be recorded at the Department of Mines in Mexico City prior to Closing.

In order to maintain its rights to the Option Agreement properties (the Lopez-Limon concessions), a US$57,500 payment (including 15% IVA) will be made to Lopez-Limon on Friday, June 1, 2007. Additional payments must be made each six months to maintain the Lopez-Limon Agreement in good standing.

Minera Chuqui is awaiting the issuance of Title to Chuqui 3 & Chuqui 4. The Mexican Department of Mines will issue the Titles to Martha Carranza on behalf of Minera Chuqui. Titles are likely to be issued prior to August 30, 2007. Taxes will be due on Chuqui 3 & Chuqui 4 for the balance of the Second Semester 2007 within 30 days of title being issued.

Schedule 3.1(20)

BANK ACCOUNTS

Minera Chuqui does not have a safe deposit box.

Minera Chuqui has a single checking account at Banamex. The account information is as follows:

Schedule 3.1(23)

DEFICIENCIES

The only liability or deficiency relating to the assets of the Company involves the residual environmental liability as described in Schedule 3.1.15 and in Schedule 3.1.18. Please refer to the settlement letters between Profeopa, SEMERNAP and First Silver Reserve regarding outstanding issues in the general area of the Option Agreement properties.

Schedule 3.1(25)

SUBSIDIARY AND OTHER INTERESTS

Minera Chuqui does not own any subsidiaries, and never established any subsidiaries since its inception.

Minera Chuqui’s obligations to make a future investment or future payments are outlined in Schedule 3.1(15).

Schedule 3.2(8)

AGREEMENTS TO WHICH DEAL CAPITAL LTD. IS A PARTY

1.

Agency Agreement dated September 15, 2006 between Deal Capital and Leede Financial Markets Inc.

2.

Escrow Agreement dated October 20, 2006 among Deal Capital, Pacific Corporate Trust Corporation and those shareholders that executed such agreement.

3.

Transfer Agency and Registrarship Agreement dated July 20, 2006 between Deal Capital and  Pacific Corporate Trust Corporation.

4.

Letter of Intent dated February 13, 2007 between Deal Capital and Sonora Copper.

5.

Letter of Intent dated February 13, 2007 between Deal Capital and Sonora Gold Corporation.

6.

Agency Agreement dated March 2, 2007 between Deal Capital and Pacific International Securities Inc.

7.

Purchase and Sale Agreement dated for reference April 15, 2007 between Deal Capital and Sonora Gold Corporation.